UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. 5)
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Filed by a Party other than the Registrant ☐
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☑ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
CAPITAL PROPERTIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CAPITAL PROPERTIES, INC.
100 Dexter Road
East Providence, Rhode Island 02914

October 27, 2008

Dear Shareholder:

You are cordially invited to attend a special meeting of the shareholders of Capital Properties, Inc. to be held at the offices of Hinckley, Allen & Snyder LLP, 50 Kennedy Plaza, Suite 1500, Providence, Rhode Island 02903, on Friday, November 21, 2008 at 2:00 p.m.

The official Notice of Special Meeting, Proxy Statement and Proxy are included with this letter. At the meeting, you will be asked to consider and vote upon proposals to (i) amend the Company’s Articles of Incorporation to authorize a seventy-five to one (75-1) reverse stock split of the Company’s common stock, with a cash payment per share for resulting fractional shares equal to $25.00, (ii) grant the Board of Directors the authority to implement the reverse stock split in its sole discretion, if at all, at any time within 90 days following approval of the reverse stock split without further approval or authorization of the shareholders and (iii) amend and restate the Company’s Articles of Incorporation to provide for a new class of common stock to be designated Class B Common Stock, $0.01 par value per share, increase the number of authorized shares of Class A Common Stock from 6,000,000 to 10,000,000 and provide for certain transfer and ownership restrictions as set forth therein. The reverse stock split is proposed in order to take the Company private and suspend the Company’s reporting obligations under the Securities Exchange Act of 1934, as amended. However, there is no assurance that even if shareholders authorize the reverse stock split, that the Company will be able to go private and suspend its reporting obligations under the Federal securities laws.

On June 25, 2008, the Board of Directors formed a Special Committee consisting only of independent directors to consider and evaluate the reverse stock split, including its fairness to those unaffiliated shareholders who would receive a cash payment for their fractional shares, and those unaffiliated shareholders who will continue as shareholders. Each member of the Special Committee is independent under applicable Federal securities laws and the rules of the American Stock Exchange. The Company has received a fairness opinion from McFarland Dewey & Co., LLC, its independent financial advisor, indicating that the cash payment of $25.00 per fractional share to be received by the unaffiliated shareholders of the Company, which consists of those whose fractional shares would be paid for in cash from the Company as part of the reverse stock split, is fair, from a financial point of view, to such shareholders.

For the protection of all continuing shareholders, if the Company goes private, the Company will maintain certain important corporate governance measures and other protections following the proposed going private transaction, which are described in more detail in the attached Proxy Statement. In short, these measures will include making publicly available to its continuing shareholders annual audited and quarterly unaudited financial statements, and, on an annual basis, providing disclosure in accordance with applicable Securities and Exchange Commission rules for smaller reporting companies regarding the Company’s executive compensation, the names of holders of 5% or more of the Company’s capital stock, ownership of the Company’s capital stock by directors and executive officers and dividend history. The Company will also maintain a majority of independent directors and an independent audit committee of the Board of Directors. These protections will be maintained for a minimum of five years; provided that there are unaffiliated continuing shareholders during that time.

After careful consideration, the Special Committee and the Board of Directors concluded that the reverse stock split is advisable and in the best interests of the Company and its shareholders, including its unaffiliated shareholders who would be cashed-out in the reverse stock split and its unaffiliated shareholders who would continue as shareholders. However, the Board of Directors seeks to retain the discretion not to effect the reverse stock split if it determines that the Company would not be able to go private following the reverse stock split and it would not be in the interest of the Company or shareholders to effect the reverse stock split. Therefore, we have included a proposal that grants the Board of Directors the authority to implement the reverse stock split in its sole discretion, if at all, at any time within ninety (90) days following approval of the reverse stock split without further approval or authorization of the shareholders. If the proposal granting the Board of Directors discretion over the implementation of the reverse stock split is not approved, the reverse stock split will not be effected regardless of whether the reverse stock split is approved by shareholders or not.

The Board of Directors also recommends approval of the amendment and restatement of the Company’s Articles of Incorporation to authorize the Class B Common Stock of the Company, increase the number of authorized shares of the Company’s Class A Common Stock and impose certain ownership and transfer restrictions with respect to the Company’s common stock. The Board of Directors intends to proceed with these matters and the delisting of the Class A Common Stock from the American Stock Exchange whether or not the reverse stock split is effected or if the Company is able to go private.

The accompanying Proxy Statement explains the proposals to be considered and voted upon. Please read it carefully.

Regardless of whether or not you plan to attend the meeting, please sign and date the enclosed proxy card and return it in the enclosed postage paid envelope, so that your shares may be represented at the meeting. If you decide to attend the meeting, you may revoke your proxy and vote your shares in accordance with the procedures set forth in the Proxy Statement. If you are a shareholder whose shares are held by a broker or otherwise not registered in your name, you will need additional documentation from your record holder to attend and vote personally at the meeting.

Thank you for your consideration.

Very truly yours,

Robert H. Eder
Chairman, CEO & President

CAPITAL PROPERTIES, INC.
100 Dexter Road
East Providence, Rhode Island 02914

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Capital Properties, Inc., a Rhode Island corporation (the “Company”), will be held at the offices of Hinckley, Allen & Snyder LLP, 50 Kennedy Plaza, Suite 1500, Providence, Rhode Island 02903, on Friday, November 21, 2008, at 2:00 PM, local time, to act upon the following:

1. To approve an amendment to the Company’s Articles of Incorporation, subject to shareholder approval of proposal 2 below, which will authorize a seventy-five to one (75-1) reverse stock split of the Company’s common stock and a cash payment per share for resulting fractional shares equal to $25.00 (the “Reverse Stock Split”).

2. To grant the Board of Directors the authority to implement the Reverse Stock Split in its sole discretion to be exercised, if at all, at any time within ninety (90) days following approval of the Reverse Stock Split without further approval or authorization of the Company’s shareholders.

3. To amend and restate the Company’s Articles of Incorporation to create a new class of common stock of the Company to be designated Class B Common Stock, $0.01 par value per share, increase the number of authorized shares of Class A Common Stock from 6,000,000 to 10,000,000 and provide for certain transfer and ownership restrictions as set forth therein.

4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof. We are not aware of any other items to be presented at the meeting.

Only shareholders of record as of the close of business on October 10, 2008, will be entitled to vote at the meeting.

By Order of the Board of Directors

Stephen J. Carlotti
Secretary

East Providence, Rhode Island
October 27, 2008

NEITHER OF THE TRANSACTIONS TO BE CONSIDERED AND ACTED UPON BY THE SHAREHOLDERS HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE TRANSACTIONS OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please fill in, date and sign the enclosed proxy and promptly return it in the enclosed addressed envelope, which requires no postage if mailed in the United States. If you are personally present at the meeting, the proxy will not be used without your consent.

PROXY STATEMENT

CAPITAL PROPERTIES, INC.

SPECIAL MEETING OF SHAREHOLDERS
To Be Held Friday, November 21, 2008

The accompanying proxy is solicited by the Board of Directors of Capital Properties, Inc. (the “Company,” “we,” “our,” “ours,” and “us”), in connection with the special meeting of shareholders of the Company (the “Meeting”) to be held on Friday, November 21, 2008, at 2:00 PM, at the offices of Hinckley, Allen & Snyder LLP, 50 Kennedy Plaza, Suite 1500, Providence, Rhode Island 02903 at 10:00 a.m. local time. At the Meeting, shareholders will be asked (1) to approve an amendment to the Company’s Articles of Incorporation (the “Reverse Stock Split Amendment”) which will authorize a seventy-five to one (75-1) reverse stock split of the Company’s Common Stock, $0.01 par value per share (the “Common Stock”), and a cash payment per share for resulting fractional shares equal to $25.00 (the “Reverse Stock Split”); (2) to grant the Board of Directors the authority to implement the Reverse Stock Split in is sole discretion to be exercised, if at all, at any time within ninety (90) days following approval of the Reverse Stock Split without further approval or authorization of the Company’s shareholders; and (3) the amendment and restatement of the Company’s Articles of Incorporation to create a new class of common stock of the Company to be designated Class B Common Stock, $0.01 par value per share, increase the number of authorized shares of Class A Common Stock from 6,000,000 to 10,000,000 and provide for certain transfer and ownership restrictions as set forth therein and provide for certain transfer and ownership restrictions as set forth therein (“Class B Stock Authorization”). The Reverse Stock Split is proposed to take the Company private and suspend the Company’s reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). However, the Reverse Stock Split is conditioned upon the approval of the shareholders of the proposal granting the Board of Directors the authority to implement the Reverse Stock Split in its sole discretion. Even if this proposal is approved by shareholders, the Board of Directors may determine not to proceed with the Reverse Stock Split if it will not enable the Company to go private and suspend its reporting obligations. This proxy statement and the enclosed form of proxy are first being mailed on or about October 27, 2008 to shareholders of the Company entitled to vote.

PERSONS MAKING THE SOLICITATION

The accompanying proxy is being solicited on behalf of the Company’s Board of Directors. In addition to mailing the proxy materials, solicitation may be made in person or by telephone by directors, officers or regular employees of the Company, none of whom will receive additional compensation in connection with such solicitation. The expense of the solicitation of proxies for the Meeting will be borne by the Company. The Company will request banks, brokers and other nominees to forward proxy materials to beneficial owners of the Common Stock held by them and will reimburse such banks, brokers and other nominees for their reasonable out-of-pocket expenses in doing so. Appendix C sets forth information relating to our directors, officers and employees who are considered “participants” in our solicitation under the rules of the Securities and Exchange Commission (“SEC”) by reason of their position or because they may be soliciting proxies on our behalf.

VOTING SECURITIES

Only shareholders of record at the close of business on October 10, 2008 (the “Record Date”), will be entitled to vote at the Meeting. Under the Company’s Articles of Incorporation, as amended, each shareholder has one vote for every share of Common Stock owned. On the Record Date, there were 3,299,956 shares of Common Stock outstanding. There were no other outstanding securities of the Company entitled to vote.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock will constitute a quorum for the transaction of business at the Meeting. Shares represented by proxies which are marked “abstain” with respect to the Reverse Stock Split Amendment and Class B Stock Authorization, or to deny discretionary authority on any other matters will be counted as shares present and entitled to vote, and accordingly any such marking of a proxy will have the same effect as a vote against the proposal to which it relates. Brokers who hold shares in street name may lack authority to vote such shares on the Reverse Stock Split Amendment and Class B Stock Authorization, absent specific instructions from their customers. A broker “non-vote” is counted as present and entitled to vote at the Meeting and is, therefore, included for purposes of determining whether a quorum is present at the Meeting.

The affirmative vote of a majority of the outstanding shares of the Common Stock is required to approve the Reverse Stock Split Amendment and the Class B Stock Authorization. The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock present in person or represented by proxy at the Meeting and entitled to vote is required to approve any other matter to be submitted to a vote of the shareholders at the Meeting. Abstentions are deemed to be “votes cast,” and have the same effect as a vote against these proposals. However, broker non-votes are not deemed to be votes cast, and therefore are not included in the tabulation of the voting results on these proposals. Any shareholder giving a proxy has the power to revoke it at any time prior to its exercise, but the revocation of a proxy will not be effective until notice thereof has been given to the Secretary of the Company. Notice of revocation may be delivered in writing to the Secretary prior to the meeting or may be transmitted orally to the Secretary at the meeting. Every properly signed proxy will be voted in accordance with the specifications made thereon.

This is a “going-private” transaction. Robert H. Eder, President, Chief Executive Officer and Chairman of the Board of Directors of the Company, along with his wife, Linda Eder, beneficially own in the aggregate 1,726,710 shares of the Common Stock or 52.3% of the outstanding shares of the Common Stock as of the date hereof. Mr. and Mrs. Eder will cause the shares owned or controlled by them to be voted in favor of the Reverse Stock Split Amendment and the Class B Stock Authorization. As a result, approval of the Reverse Stock Split Amendment and the Class B Stock Authorization are assured. Following completion of the Reverse Stock Split, it is estimated that Mr. and Mrs. Eder’s beneficial ownership will increase by less than 1% as result of the cash-out of fractional shares in connection with the Reverse Stock Split. The Company and Mr. and Mrs. Eder (collectively “Filing Persons”) have filed a Schedule 13e-3 in connection with the proposed Reverse Stock Split Amendment. Shareholders holding less than 75 shares of Common Stock immediately prior to the filing of the Reverse Stock Split Amendment will receive cash for their shares and will cease to have any interest in the Company’s future earnings or growth. Following consummation of the Reverse Stock Split, assuming that there are less than 300 shareholders of record, the registration of the Company’s Common Stock and the Company’s reporting obligations with respect to the Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be suspended upon application to the SEC. Regardless of whether the Company is able to deregister the Common Stock under the Exchange Act, in order to facilitate the Class B Stock Authorization we plan to terminate the listing of the Common Stock from the American Stock Exchange (“AMEX”); however, it is a condition to the delisting of our Common Stock from the AMEX that we make application for our Class A Common Stock to be listed on the OTCQX. The OTCQX is a listing service offered by the Pink Sheets, LLC that offers a centralized information and messaging network for competitive market maker price quotations and execution negotiations. In order for our shares to be approved for listing on the OTCQX, we will make application for the listing of our Class A Common Stock. Under the rules of the OTCQX, we will be required to have quarterly and annual financial reports posted on OTCQX.com or EDGAR if we are unable to deregister under the Exchange Act. All annual reports must be audited and prepared in accordance with US GAAP. Furthermore, in order to list our Class A Common Stock on the OTCQX, we will be required to appoint a Designated Advisor for Disclosure, which advisor must issue a letter upon us making application for listing on the OTCQX and annually thereafter to Pink OTC Markets Inc. confirming that we have made adequate current information publicly available and meet the tier inclusion requirements of the OTCQX. There is no guarantee that the Class A Common Stock will be approved for listing nor is there any guarantee that if approved for listing, how long our stock will be listed on the OTCQX. While we do not intend to list the Class B Common Stock following approval of the Class B Stock Authorization, shares of Class B Common Stock will be freely convertible on a one-for-one basis into shares of Class A Common Stock.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS TO BE CONSIDERED BY THE SHAREHOLDERS.

SUMMARY TERM SHEET

This summary highlights selected information from this Proxy Statement and may not contain all of the information that is important to you. To better understand the terms and conditions of the Reverse Stock Split, as well as the Class B Stock Authorization, you should carefully read this entire document, its attachments and the other documents to which we refer.

WHAT ARE THE PRINCIPAL PURPOSES OF THE PROPOSED REVERSE STOCK SPLIT?

A special committee of the Board of Directors comprised solely of independent directors, which we refer to in this Proxy Statement as the “Special Committee,” and the Board of Directors has each reviewed, recommended and authorized the Reverse Stock Split Amendment. The purpose of the Reverse Stock Split is to suspend the Company’s status as a public reporting company with the SEC. It is the Company’s goal that, as a result of the Reverse Stock Split, the Company have less than 300 shareholders of record, which would permit the Company to apply to suspend the registration of its Common Stock under the Exchange Act. The split ratio is based upon calculations that were intended to reduce the number of record holders to fewer than 300. Notwithstanding our efforts to structure the Reverse Stock Split to enable us to reduce our number of shareholders below 300 in order for us to suspend the registration of the Common Stock, over the past month, one of our institutional shareholders has divided its ownership into multiple accounts so that if the Reverse Stock Split were effected today, we would still have in excess of 300 shareholders of record and will not be able to meet the requirements to suspend the registration of the Common Stock. The proposal regarding the Reverse Stock Split to be approved by our shareholders is conditioned upon the shareholders also approving the proposal that grants the Board of Directors the authority to implement the Reverse Stock Split, if at all, within ninety (90) days following the Reverse Stock Split. This will allow the Board of Directors to determine whether there will be more than 300 shareholders of record following the proposed Reverse Stock Split and to determine not to file the Reverse Stock Split Amendment in this circumstance. However, regardless of whether the Reverse Stock Split is effected or the Company is able to deregister the Common Stock under the Exchange Act, in order to facilitate the Class B Stock Authorization, the Company intends to delist the Common Stock from the AMEX. Also, assuming that the Board of Directors files the Reverse Stock Split Amendment and there are less than 300 shareholders of record following such filing, the Company will file with the SEC to suspend the registration of the Common Stock under the Exchange Act. In connection with the delisting of our Common Stock from the AMEX, to protect the interests of the shareholders and ensure that there is continued liquidity in our Common Stock, we have committed to make application to have our Class A Common Stock listed on the OTCQX. Under the rules of the OTCQX, we will be required to have quarterly and annual financial reports posted on OTCQX.com or EDGAR if we are unable to deregister under the Exchange Act. All annual reports must be audited and prepared in accordance with US GAAP. Furthermore, in order to list our Class A Common Stock on the OTCQX, we will be required to appoint a Designated Advisor for Disclosure, which advisor must issue a letter upon us making application for listing on the OTCQX and annually thereafter to Pink OTC Markets Inc. confirming that we have made adequate current information publicly available and meet the tier inclusion requirements of the OTCQX. There is no guarantee that the Class A Common Stock will be approved for listing nor is there any guarantee that if approved for listing, how long our stock will be listed on the OTCQX. The purposes of the Reverse Stock Split are described below under “Special Factors — Purposes.”

WHAT DOES “GOING PRIVATE” MEAN?

We anticipate filing the Reverse Stock Split Amendment if we determine that there will likely be fewer than 300 shareholders of record of the Common Stock or, regardless of whether there will be fewer than 300 shareholders of record, if the Board of Directors determines that it is in the best interests of the Company and the shareholders to eliminate smaller shareholders and the costs associated therewith. If we file the Reverse Stock Split amendment and have fewer than 300 shareholders thereafter, we will be able to deregister the Common Stock and suspend our reporting requirements under the Exchange Act; provided that we have less than 300 shareholders of record at the beginning of each of our fiscal years. If we are successful in suspending our reporting obligations, we will not have to provide shareholders with information currently provided, such as annual, quarterly and other reports we are currently required to file with the SEC. For the protection of all continuing shareholders, however, if we are successful in suspending our reporting requirements under the Exchange Act, we have agreed to maintain certain corporate governance measures for a period of at least five years following the suspension of our reporting obligations, provided that there are unaffiliated shareholders during such period. These measures include making publicly available to our continuing shareholders annual audited and quarterly unaudited financial statements, and, on an annual basis, providing disclosure in accordance with applicable SEC rules for smaller reporting companies regarding the Company’s executive compensation, the names of holders of 5% or more of the Company’s capital stock, ownership of the Company’s capital stock by directors and executive officers and dividend history. The Company will also maintain a majority of independent directors and an independent audit committee of the Board of Directors. In determining the ownership of the Company’s capital stock, we will rely on the records of our transfer agent. Also, regardless of whether the Reverse Stock Split is effected or the Company is able to deregister the Common Stock under the Exchange Act, in order to facilitate the Class B Stock Authorization, the Common Stock will no longer be listed on the AMEX; however, it is a condition to the delisting of our Common Stock from the AMEX that we make application for our Class A Common Stock to be listed on the OTCQX. Under the rules of the OTCQX, we will be required to have quarterly and annual financial reports posted on OTCQX.com or EDGAR if we are unable to deregister under the Exchange Act. All annual reports must be audited and prepared in accordance with US GAAP. Furthermore, in order to list our Class A Common Stock on the OTCQX, we will be required to appoint a Designated Advisor for Disclosure, which advisor must issue a letter upon us making application for listing on the OTCQX and annually thereafter to Pink OTC Markets Inc. confirming that we have made adequate current information publicly available and meet the tier inclusion requirements of the OTCQX. There is no guarantee that the Class A Common Stock will be approved for listing nor is there any guarantee that if approved for listing, how long our stock will be listed on the OTCQX.

WHAT WILL I RECEIVE IF THE REVERSE STOCK SPLIT AMENDMENT IS APPROVED AND IMPLEMENTED?

If the Reverse Stock Split Amendment and the proposal granting the Board of Directors authority over the implementation of the Reverse Stock Split are approved by the shareholders, and the Reverse Stock Split is implemented by the Board of Directors, upon filing of the Reverse Stock Split Amendment, each 75 shares of Common Stock issued and outstanding will automatically be reclassified and converted into one share of Class A Common Stock. New certificates representing fractional shares will not be issued. Instead, fractional shares will be purchased from holders at a price equal to $25.00 per share prior to the Reverse Stock Split. By way of example, if you own 149 shares of Common Stock, you will be entitled to receive one new share of Common Stock following the Reverse Stock Split plus $1,850 for the remaining 74 shares of Common Stock you held prior to the Reverse Stock Split. The price to be paid for fractional shares represents a premium of 8% over the closing price of the Common Stock on August 1, 2008, the last trading day prior to the filing of the Company’s announcement of the proposed Reverse Stock Split.

Shareholders of the Company owning fewer than 75 shares of Common Stock will no longer be shareholders of the Company following payment for their fractional shares resulting from the Reverse Stock Split. Shareholders who own more than 75 shares, including Mr. and Mrs. Eder, will remain shareholders of the Company and will receive payment for any fractional shares resulting from the Reverse Stock Split. If the Class B Stock Authorization is approved, shareholders (or if the Reverse Stock Split is effected, only those shareholders remaining after giving effect to the Reverse Stock Split) will receive one share of Class B Common Stock for every one share of Class A Common Stock held by such shareholders. The procedure for this exchange is described below under the caption “Exchange of Certificates and Payment for Fractional Shares”.

This transaction will not involve commissions or other transaction fees that would be charged if shares were sold on the open market. The Company estimates that approximately $290,000 will be paid to shareholders of record for their resulting fractional shares. However, we anticipate requesting that brokers provide us with contact information for all beneficial owners of our Common Stock in order for us to solicit proxies from these holders directly, and, depending on the outcome of this solicitation, we estimate that the aggregate amount to be paid to all shareholders for their resulting fractional shares could cost an additional $360,000 to $370,000.

The payment of cash in lieu of fractional shares is described below under the caption “Exchange of Certificates and Payment for Fractional Shares.”

WHAT ARE THE ADVANTAGES AND DISADVANTAGES OF THE REVERSE STOCK SPLIT?

Advantages.

•	By completing the Reverse Stock Split, and assuming we are permitted to deregister our shares and eliminate our obligations under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and our periodic reporting obligations under the Exchange Act, we expect to save approximately $170,000 per year.

•	Assuming we can deregister the Common Stock, we will save the significant amount of time and effort expended by our management on the preparation of SEC filings and in compliance with the Sarbanes-Oxley Act.

•	The Reverse Stock Split will have a limited effect on the relative voting power of our continuing shareholders.

Disadvantages.

•	Shareholders owning less than 75 shares of our Common Stock will no longer be shareholders of the Company following the Reverse Stock Split and will not receive dividends or participate in any future success of the Company.

•	The terms of the Reverse Stock Split were not negotiated on an arms-length basis, but were approved by the Special Committee and the Board of Directors, and the price for fractional shares to be cashed-out in connection with the Reverse Stock Split Amendment was determined fair pursuant to the opinion of McFarland Dewey & Co., LLC, our independent financial advisor. See “Reports, Appraisals and Negotiations” below.

•	Shareholders receiving cash in lieu of fractional shares following the filing of the Reverse Stock Split Amendment will pay taxes on any gain realized over their tax basis (usually their initial investment) in their shares.

•	If successful in suspending the Company’s reporting obligations under the Exchange Act, we will cease to file annual, quarterly, current and other reports and documents with the SEC, and continuing shareholders will have access to less information about the Company and our business, operations and financial performance. However, for the protection of our continuing shareholders, we will continue to maintain certain corporate governance measures for a period of five years following the Reverse Stock

Split, provided that there are unaffiliated shareholders during such period. These measures include making publicly available to our continuing shareholders annual audited and quarterly unaudited financial statements, and, on an annual basis, providing disclosure to our shareholders in accordance with applicable SEC rules for smaller reporting companies regarding the Company’s executive compensation, the names of holders of 5% or more of the Company’s capital stock, ownership of the Company’s capital stock by directors and executive officers and dividend history. The Company will also maintain a majority of independent directors and an independent audit committee of the Board of Directors. In determining the ownership of the Company’s capital stock, we will rely on the records of our transfer agent.

•	We will no longer be listed on the AMEX; however, it is a condition to the delisting of our Common Stock from the AMEX that we make application for our Class A Common Stock to be listed on the OTCQX following deregistration. If our application for listing on the OTCQX is accepted, we will be required to have quarterly and annual financial reports posted on OTCQX.com or EDGAR if we are unable to deregister under the Exchange Act. All annual reports must be audited and prepared in accordance with US GAAP. Furthermore, in order to list our Class A Common Stock on the OTCQX, we will be required to appoint a Designated Advisor for Disclosure, which advisor must issue a letter upon us making application for listing on the OTCQX and annually thereafter to Pink OTC Markets Inc. confirming that we have made adequate current information publicly available and meet the tier inclusion requirements of the OTCQX. There is no guarantee that the Class A Common Stock will be approved for listing nor is there any guarantee that if approved for listing, how long our stock will be listed on the OTCQX. Furthermore, while we will not seek to have our Class B Common Stock listed for trading, shares of Class B Common Stock will be freely convertible at anytime into an equal number of shares of our Class A Common Stock.

•	We will no longer be subject to the provisions of the Sarbanes-Oxley Act, the liability provisions of the Exchange Act or the oversight of the AMEX.

•	Our executive officers, directors and 5% shareholders will no longer be required to file reports relating to their transactions in our Common Stock with the SEC. In addition, our executive officers, directors and 10% shareholders will no longer be subject to the recovery of profits provision of the Exchange Act.

WHAT CONFLICTS OF INTEREST EXIST?

Robert H. Eder and his wife, are the beneficial owners of 52.3% of the outstanding shares of the Company. Mr. Eder is the President, CEO and Chairman of the Board of Directors of the Company. Furthermore, all directors and officers will remain shareholders of the Company following the Reverse Stock Split and the Class B Stock Authorization. Mr. and Mrs. Eder and all directors and officers have indicated that they will vote in favor of the Reverse Stock Split Amendment. Due to the “cash out” of fractional shares resulting from the Reverse Stock Split, we estimate that Mr. and Mrs. Eder, and each director and officer of the Company will have their percentage ownership of our Common Stock increased following the Reverse Stock Split from 52.8% to 53.2% with Mr. and Mrs. Eder owning approximately 52.7% of the total outstanding shares of our Common Stock following the Reverse Stock Split.

IS THE REVERSE STOCK SPLIT FAIR?

The Special Committee and the Board of Directors fully considered and reviewed the terms, purpose, alternatives, effects, advantages and disadvantages of the Reverse Stock Split, and each has unanimously determined that the Reverse Stock Split, taken as a whole, is procedurally and substantively fair to, and in the best interests of, unaffiliated shareholders whose shares will be cashed-out as a result of the Reverse Stock Split as well as unaffiliated shareholders who will continue as shareholders following the Reverse Stock Split.

The Special Committee and the Board of Directors considered a number of factors in reaching its determinations, including:

•	the Fairness Opinion prepared by McFarland Dewey & Co., LLC, that the cash payment of $25.00 per fractional share to be received by the unaffiliated shareholders of the Company, which consists of those whose fractional shares would be paid for in cash from the Company as part of the Reverse Stock Split, is fair, from a financial point of view, to such shareholders;

•	the limited trading volume and liquidity of our shares of Common Stock and the fact that the Class A Common Stock may be listed on the OTCQX following deregistration of the Common Stock;

•	enabling our smallest shareholders to liquidate their holdings in shares of our Common Stock, without incurring brokerage commissions;

•	the small effect of the Reverse Stock Split on the relative voting power of continuing shareholders;

•	our business and operations are expected to continue substantially as presently conducted; and

•	the requirement that certain corporate governance and other shareholder protections be continued as a condition to the Reverse Stock Split, including application for listing of our Class A Common Stock on the OTCQX following deregistration of the Common Stock. The fairness of the Reverse Stock Split is described below under “Special Factors — Fairness of the Reverse Stock Split.”

DO SHAREHOLDERS HAVE APPRAISAL OR DISSENTER’S RIGHTS IN CONNECTION WITH THE REVERSE STOCK SPLIT?

Under Rhode Island law, the law governing the Reverse Stock Split, shareholders do not have the right to demand the appraised value of their shares (dissenter’s rights) if you vote against the Reverse Stock Split Amendment. Shareholders’ rights are described below under “Special Factors — Appraisal Rights and Dissenter’s Rights.”

WHAT ARE THE TAX IMPLICATIONS OF THE REVERSE STOCK SPLIT AND THE CLASS B STOCK AUTHORIZATION?

Except for any gain or loss realized from the payment for fractional shares, shareholders should not recognize any gain or loss as a result of the Reverse Stock Split or the issuance of Class B Stock following the Class B Stock Authorization. Shareholders who receive cash in lieu of fractional shares following the Reverse Stock Split will be treated as receiving cash as payment in exchange for their fractional shares, and they will recognize a capital gain or loss in an amount equal to the difference between the amount of cash received and the adjusted tax basis of the fractional shares surrendered for cash. The tax implications of the Reverse Stock Split are described below under the caption “Certain U.S. Federal Income Tax Consequences of Reverse Stock Split”. The tax implications of the issuance of shares of Class B Stock following the Class B Stock Authorization are described below under the caption “Special Factors — Certain U.S. Federal Income Tax Consequences of Class B Stock Authorization”.

WHY IS THE COMPANY SEEKING AUTHORIZATION OF A NEW CLASS OF COMMON STOCK?

The Company is considering electing to be taxed as a REIT following the Reverse Stock Split. REIT status would enable the Company to minimize or avoid entirely Federal corporate income taxes. This would benefit shareholders through possibly higher yields on their investments. One of the qualifications to be taxed as a REIT is that no more than 50% of the shares of a company can be held by five or fewer individuals during the last half of each taxable year. Currently, Mr. and Mrs. Eder control 52.3% of our Common Stock and three other shareholders own more than 5% of our Common Stock. In order for the Company to qualify to be taxed as a REIT, Mr. and Mrs. Eder’s ownership of our issued and outstanding Common Stock would need to be reduced below the 50% level. Mr. and Mrs. Eder are willing to consider a reduction in their ownership of our Common Stock in order for the Company to qualify as a REIT. However, in doing so, they have indicated that they wish to maintain the power to elect a majority of the Company’s Board of Directors. Under the terms of the Class B Stock Authorization, the holders of the Class B Common Stock have the right to elect two-thirds of the Board of Directors. Given that Mr. and Mrs. Eder would own approximately 52.7% of the Class B Common Stock following the Class B Stock Authorization, Mr. and Mrs. Eder could sell enough shares of their Class A Common Stock to bring their percentage ownership significantly below the 50% threshold in order to permit the Company to be taxed as a REIT while maintaining the right to elect a majority of the Company’s Board of Directors.

There is no assurance that Mr. and Mrs. Eder will commit or be able to dispose of a sufficient number of shares to permit the Company to elect to be taxed as a REIT.

WHAT IS THE VOTE REQUIRED FOR APPROVAL OF THE REVERSE STOCK SPLIT AMENDMENT AND THE CLASS B STOCK AUTHORIZATION?

A majority of the outstanding shares of our Common Stock will constitute a quorum for the purposes of approving the Reverse Stock Split Amendment and the Class B Stock Authorization. The affirmative vote of a majority of the shares of our Common Stock entitled to vote at the Meeting is required for the adoption of each of the Reverse Stock Split Amendment and the Class B Stock Authorization.

As of the date hereof, over 50% of the issued and outstanding shares of our Common Stock was held by Mr. and Mrs. Eder. As noted above, Mr. and Mrs. Eder have indicated that they intend to vote “FOR” the Reverse Stock Split Amendment and the Class B Stock Authorization. Accordingly, if their shares are voted in favor of the Reverse Stock Split Amendment and the Class B Stock Authorization, these proposals will be approved.

HOW WILL SHAREHOLDERS HOLDING THEIR SHARES IN STREET NAME BE TREATED?

We intend to treat shareholders holding our Common Stock in street name in the same manner as record holders. Prior to the effective date of the Reverse Stock Split Amendment and Class B Stock Authorization, we will conduct an inquiry of all brokers, banks and other nominees that hold shares of our Common Stock in street name, ask them to provide us with information on how many shares held by beneficial holders will be cashed out, and request that they effect the Reverse Stock Split and issuance of our Class B Common Stock for those beneficial holders. However, these banks, brokers and other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split and Class B Stock Authorization. Accordingly, if you hold your shares in “street name,” we encourage you to contact your bank, broker or other nominee.

HOW WILL SHAREHOLDERS OF RECORD BE DETERMINED FOLLOWING THE REVERSE STOCK SPLIT?

In determining whether the number of our shareholders of record falls below 300 as a result of the Reverse Stock Split, we will count shareholders of record in accordance with Rule 12g5-1 under the Exchange Act. Rule 12g5-1 provides, with certain exceptions, that in determining whether issuers, including the Company, are subject to the registration provisions of the Exchange Act, securities are considered to be “held of record” by each person who is identified as the owner of such securities on the respective records of security holders maintained by or on behalf of the issuer. However, institutional custodians such as Cede & Co. and other commercial depositories are not considered a single holder of record for purposes of these provisions. Rather, Cede & Co.’s and these depositories’ accounts are treated as the record holder of shares. Based on information available to us, as of October 8, 2008 there were approximately 550 holders of record of our shares of Common Stock.

PROPOSALS 1 & 2 — REVERSE STOCK SPLIT

SPECIAL FACTORS

PURPOSES

The Special Committee and the Board of Directors have determined that the costs of being a SEC reporting company currently outweigh the benefits and, thus, it is no longer in our best interests or the best interests of our shareholders, including our unaffiliated shareholders (consisting of shareholders other than our executive officers and directors and other than those holding more than 10% of our Common Stock), for us to remain a SEC reporting company. Accordingly, we are proposing the Reverse Stock Split for the purpose of reducing the number of record shareholders of our Common Stock to fewer than 300, so we can then cease registration of our Common Stock under the Exchange Act, suspend our reporting and other obligations as a SEC reporting company under the Exchange Act, and delist our Common Stock from the AMEX (provided, that we will make application for the Class A Common Stock to be listed on the OTCQX following deregistration of the Common Stock). Assuming that we have less than 300 shareholders of record following the Reverse Stock Split which will allow us to deregister the Common Stock under the Exchange Act, we will realize significant cost savings by the elimination of many of the expenses related to our status as a SEC reporting company, including expenses relating to the disclosure, reporting and compliance requirements of the Exchange Act, the Sarbanes-Oxley Act and other Federal securities laws, and relieve us of the administrative burdens associated with being a SEC reporting company.

We incur both direct and indirect costs to comply with the filing and reporting requirements imposed on us as a public reporting company. As described below, these costs include, among other things, management’s time spent preparing and reviewing the Company’s public filings and legal and accounting fees associated with the preparation and review of such filings. Furthermore, since the passage of the Sarbanes-Oxley Act in 2002, our public company expenses have steadily increased and continue to do so.

When the Sarbanes-Oxley Act was adopted, it was apparent that we would incur additional expenses to maintain our public company status. We did not seek to deregister at that time, however, because much of the Sarbanes-Oxley Act as it relates to smaller public companies had yet to be implemented and the extent of the increases was then unknown. Since adoption of the Sarbanes-Oxley Act, however, our compliance costs have increased from approximately $125,000 in 2001 to approximately $225,000 in 2007. Of particular concern is the internal control audit requirement imposed by Section 404 of the Sarbanes-Oxley Act. As discussed below, our preparations to comply with Section 404 resulted in a significant one-time expense, and are likely to result in significant increases in our annual audit expenses going forward. For smaller publicly traded companies, such as us, these costs represent a greater percentage of revenues than for larger public companies.

Even if the Reverse Stock Split is consummated, not all of our reporting costs will be eliminated. Provided that there are less than 300 shareholders of record following the Reverse Stock Split, for the protection of our continuing shareholders, we will continue to maintain certain corporate governance measures for a period of at least five years, provided that there are unaffiliated shareholders during such period. These measures include making publicly available to our continuing shareholders annual audited and quarterly unaudited financial statements, and, on an annual basis, providing disclosure in accordance with applicable SEC rules for smaller reporting companies regarding the Company’s executive compensation, the names of holders of 5% or more of the Company’s capital stock, ownership of the Company’s capital stock by directors and executive officers and dividend history. The Company will also maintain a majority of independent directors and an independent audit committee of the Board of Directors. In determining the ownership of the Company’s capital stock, we will rely on the records of our transfer agent. Furthermore, we will make application to have our Class A Common Stock listed on the OTCQX following deregistration of the Common Stock, which, if approved for listing, will provide our shareholders continued liquidity for their shares. Under the rules of the OTCQX, we will be required to have quarterly and annual financial reports posted on OTCQX.com or EDGAR if we are unable to deregister under the Exchange Act. All annual reports must be audited and prepared in accordance with US GAAP. Furthermore, in order to list our Class A Common Stock on the OTCQX, we will be required to appoint a Designated Advisor for Disclosure, which advisor must issue a letter upon us making application for listing on the OTCQX and annually thereafter to Pink OTC Markets Inc. confirming that we have made adequate current information publicly available and meet the tier inclusion requirements of the OTCQX. In addition, shares of our Class B Common Stock to be issued in connection with the Class B Stock Authorization while not listed for trading will be freely convertible into an equal number of shares of our Class A Common Stock.

The Special Committee and the Board of Directors each believe that by deregistering our Common Stock and suspending our periodic reporting obligations under the Exchange Act, we will realize recurring annual cost savings of approximately $170,000 in fees and expenses that we have historically incurred and expenses that we expect to incur going forward, including fees and expenses for compliance with the Sarbanes-Oxley Act and associated regulations and compliance with AMEX requirements, all of which represented 6.5% of our total expenses in 2007. These estimated fees and expenses are described in greater detail below.

Estimated Annual Cost Savings:

Fiscal Year 2007 compliance costs associated with public company reporting requirements:

Legal fees	$50,000
Printing, mailing and filing costs	$23,100
Audit fees	$98,100
AMEX listing fees	$16,500
Miscellaneous	$36,200

Total historical costs	$223,900

Projected compliance costs associated with public company reporting requirements:

Legal fees	$52,000
Printing, mailing and filing costs	$23,700
Audit fees	$124,000
AMEX listing fees	$27,500
Miscellaneous	$32,200

Total projected costs	$259,400

Projected compliance costs if deregistered:

Legal fees	$20,000
Printing, mailing and filing costs	$5,400
Audit fees	$38,000
OTCQX listing fees & related charges	$12,600
Miscellaneous	$12,000

Total projected costs	$88,000

Total estimated annual cost savings	$171,400

These estimated cost savings reflect, among other things: (i) a reduction in audit and related fees; (ii) a reduction in legal fees related to securities law and AMEX compliance; (iii) elimination of filing costs and expenses associated with electronically filing periodic reports and other documents (such as proxy statements) with the SEC on its Edgar database; (iv) the elimination of annual AMEX listing fees (which will be partially offset by our OTCQX listing fees); (v) lower printing and mailing costs attributable to the reduction in the number of shareholders and the less complicated and extensive disclosure required by private status; (vi) a reduction in management time spent on compliance and disclosure matters attributable to our Exchange Act filings; (vii) lower risk of liability that is associated with non-reporting company status and the expected decrease in premiums for directors’ and officers’ liability insurance; (viii) cost savings due to the Company not being subject to the public company provisions of the Sarbanes-Oxley Act; (ix) the savings in fees charged by the Company’s transfer agent due to the reduction in the number of shareholder accounts; and (x) a reduction in direct miscellaneous clerical and other expenses. These savings also include estimated annual audit savings and internal personnel savings from our not having to comply with Section 404 of the Sarbanes-Oxley Act.

Notwithstanding our efforts to structure the Reverse Stock Split to enable us to reduce our number of shareholders below 300 in order for us to deregister the Common Stock under the Exchange Act, it is possible that following the Reverse Stock Split, we will still have in excess of 300 shareholders of record and will not be able to meet the requirements to deregister our stock. Since the announcement of the Board of Directors’ approval of the Reverse Stock Split and the related going private transaction, the number of our shareholders of record has increased by approximately 200 shareholders. We believe this increase is due to one of our institutional investors, which owns less than 5% of our outstanding stock, transferring ownership of our Common Stock to separate accounts established for existing beneficial ownership for which it has investment authority in an effort to prevent us from going private. If we cannot come to an agreement with this shareholder to reverse these transfers, we may not move forward with the Reverse Stock Split or, if we do move forward, we may not be able to deregister the Common Stock. To allow us to proceed and act in the best interests of the Company and all our shareholders, we have provided a separate proposal to be approved by shareholders granting the Board of Directors the authority to implement the Reverse Stock Split in its sole discretion, if at all, at any time within ninety (90) days following approval of the Reverse Stock Split without further approval or authorization of the Company’s shareholders. We have done this so that the Board of Directors can make a determination as to whether such action is advantageous to the Company and our shareholders, but in no event later than ninety (90) days following the approval of the Reverse Stock Split Amendment; provided that the Board of Directors may elect not to effect the Reverse Stock Split at all if it believes it is in the best interests of the Company and our shareholders not to do so. Regardless of our ability to deregister the Common Stock under the Exchange Act, the Board of Directors may determine that it is in the best interests of the Company and our shareholders to implement the Reverse Stock Split following approval by the shareholders in order to reduce our number of small shareholders and the costs associated therewith. If the proposal granting the Board of Directors discretion over the implementation of the Reverse Stock Split is not approved, the Reverse Stock Split will not be effected regardless of whether the Reverse Stock Split is approved by shareholders or not.

ALTERNATIVES TO REVERSE STOCK SPLIT

In deciding upon the Reverse Stock Split, the Special Committee and the Board of Directors considered other methods of effecting a deregistration transaction, including an issuer tender offer, a reclassification, a purchase of shares in the open market and a cash-out merger, as well as maintaining the status quo. When considering the various alternatives to the Reverse Stock Split, the primary focus was the level of assurance that the selected alternative would result in the Company having fewer than 300 record owners of its Common Stock, thus allowing us to achieve a deregistration of our shares, the time frame within which such alternative could reasonably be expected to be achieved, relative to the other alternatives under consideration, as well as the potential costs of the alternative transactions.

Issuer Tender Offer.  While a tender offer which was contingent upon acceptance of less than 100% of the unaffiliated shareholders could allow shareholders who wished to remain shareholders of a non-public company to remain shareholders, this alternative was rejected because it could result in shareholders’ retaining their interests in the Company through inaction rather than choice, or, alternatively, could fail to achieve its purpose if fewer than the minimum required number of shareholders accepted the tender. Such a tender offer would achieve the same result as the Reverse Stock Split without presenting any advantages over the Reverse Stock Split, but presenting the disadvantage that the goal of reducing the number of shareholders of the Company below 300 would be defeated in the event less than the number of unaffiliated shareholders of the Company required to bring the number of shareholders below 300 accepted the tender. Therefore, the Special Committee and the Board of Directors determined that the Reverse Stock Split as opposed to a tender offer, would be the best means of reducing the number of shareholders of the Company below 300. In addition, a general tender offer could increase the cost to the Company, depending on the number of shares tendered.

Reclassification.  The Special Committee and the Board of Directors also considered a reclassification, in which our shareholders would receive a new class of preferred stock in exchange for their shares of Common Stock, rather than receive a cash payment for their shares. While shareholders would continue to participate as shareholders of the Company, there could be no assurance that any trading market would arise for this new class of stock. Further, this alternative would not provide our smallest shareholders with the ability to receive a cash payment for their shares without the payment of brokerage commissions and other transaction costs. Accordingly, this alternative was not considered the preferable structure.

Purchase Of Shares in the Open Market.  The Special Committee and the Board of Directors also considered instituting a stock repurchase program, under which the Company would make periodic repurchases of its Common Stock in the open market or in privately negotiated transactions. However, the Special Committee and the Board of Directors noted that this method would be lengthy, and because it was voluntary, there was no assurance of acquiring sufficient shares to reduce the number of record holders below 300.

Cash-Out Merger.  The alternative considered by the Special Committee and the Board of Directors as the most similar to the Reverse Stock Split is a merger with a shell company and the reissuance of stock to continuing shareholders of the newly-formed entity. Shareholders owning fewer than 75 shares would be cashed-out and shareholders owning 75 or more shares would become shareholders in the newly-formed entity. In considering this alternative, the Special Committee and the Board of Directors noted that a cash-out merger could potentially be more complex and less cost effective than a reverse stock split and required the formation of a new entity and more documentation than the Reverse Stock Split. Accordingly, the Special Committee and the Board of Directors concluded that the Reverse Stock Split would be simpler and more cost-effective than a cash-out merger.

Maintaining the Status Quo.  The Special Committee and the Board of Directors also considered maintaining the status quo. In that case, we would continue to incur the significant expenses of being a SEC reporting company without enjoying the benefits traditionally associated with SEC reporting company status, including, but not limited to, raising capital in the public markets, stock liquidity and business credibility.

INTERESTS OF CERTAIN PERSONS

Robert H. Eder is the beneficial owner of 52.3% of the outstanding Common Stock and is the President, CEO and Chairman of the Board of Directors of the Company. As such, he is able to approve the Reverse Stock Split Amendment and Class B Stock Authorization through the voting of the shares beneficially owned by him. Following approval of the Reverse Stock Split Amendment and the issuance of shares of Class B Common Stock in connection with the Class B Stock Authorization, Mr. Eder would beneficially own approximately 52.7% of both outstanding shares of Class A Common Stock and Class B Common Stock.

BACKGROUND OF REVERSE STOCK SPLIT

At the meeting of the Board of Directors held on April 29, 2008, the Board of Directors, legal counsel to the Company and management reviewed the costs and expenses associated with being a SEC reporting company, including the Sarbanes-Oxley Act costs currently incurred and expected to be incurred in the future and the cost of a going private transaction.

On May 22, 2008, the Board of Directors retained McFarland Dewey & Co., LLC to act as its financial advisor and to render an opinion with respect to the fairness, from a financial point of view, of the cash payment per fractional share to be received by the unaffiliated shareholders of the Company whose fractional shares would be paid for in cash from the Company as part of the Reverse Stock Split.

During the months following the April 29, 2008 meeting, our management continued to review our direct and indirect costs associated with being a SEC reporting company. Management considered the costs of Sarbanes-Oxley compliance, both presently and in the future, including resources and costs required to test and assess our internal control structure and our external auditors’ report on our management’s assessment of that internal control structure. Our management and the Board of Directors explored alternatives that might be available to us to reduce our costs, including ceasing the registration of our shares of Common Stock under the Exchange Act. The alternatives discussed included a transaction, such as a reverse stock split, tender offer and implementation of a stock repurchase program, in order to reach the goal of reducing the number of our record holders below 300 and allow us to deregister under the Exchange Act.

On June 25, 2008, the Board of Directors formed the Special Committee to review the alternatives available to allow us to deregister under the Exchange Act, and the costs, expenses, advantages and disadvantages of each. The Special Committee held an initial meeting on July 3, 2008 and then met again on July 11, 2008, July 23, 2008, and September 18, 2008. Over the course of these meetings the Special Committee reviewed and discussed the costs, advantages and disadvantages of being a public company and the alternatives available to the Company in order to deregister and the costs, expenses, advantages and disadvantages of each alternative. The Special Committee also reviewed certain corporate governance measures and protections that would enable shareholders to continue to have liquidity for their shares and information regarding the financial performance of the Company and ownership of the Company’s capital stock following the Reverse Stock Split and deregistration of its shares under the Exchange Act. These measures included making publicly available to our continuing shareholders annual audited and quarterly unaudited financial statements, and requiring the Company to maintain a majority of independent directors and an independent audit committee of the Board of Directors. Furthermore, the Special Committee also considered requiring the Company to make application for our Class A Common Stock to be listed on the OTCQX as a condition to the Reverse Stock Split.

The Special Committee, the Board of Directors of the Company and management of the Company also met with outside legal counsel on various instances to discuss the Reverse Stock Split as well as other options for taking the Company private. After discussion with legal counsel and other advisors as to the options available, the Special Committee and the Board of Directors determined that the Reverse Stock Split was the most feasible and least expensive in the Company’s current situation.

After reviewing the costs, advantages and disadvantages of being a public company and the alternatives available to the Company in order to deregister and the costs, expenses, advantages and disadvantages of each, the Special Committee concluded that a Reverse Stock Split was the most cost efficient mechanism to achieve the goal of deregistration and that the disadvantages to shareholders who own less than 75 shares of our Common Stock are outweighed by the benefits to the remaining shareholders of the Company. The Special Committee based its determination on the following considerations:

•	The Company will realize an anticipated annual cost savings of approximately $170,000 as a result of the deregistration of the Common Stock and the related elimination of periodic reporting requirements, including the cost savings resulting from no longer being subject to the public company provisions of the Sarbanes-Oxley Act and the elimination of costs associated with being listed on the AMEX;

•	The Company will realize an additional savings of management’s and employees’ time that will no longer be spent preparing the periodic reports required under the Exchange Act and complying with other provisions of the Exchange Act;

•	The Company may be able to receive reduced premiums for its directors’ and officers’ insurance policies as a result of no longer being a public reporting company; and

•	The Company has received a fairness opinion from McFarland Dewey & Co., LLC that the cash payment of $25.00 per fractional share to be received by the unaffiliated shareholders of the Company, which consists of those whose fractional shares would be paid for in cash from the Company as part of the Reverse Stock Split, is fair, from a financial point of view, to such shareholders.

At the Board of Directors meeting on July 29, 2008, the Special Committee reported that taking the Company private could be accomplished through a Reverse Stock Split, with cash being paid for any resulting fractional shares. The Special Committee reported that a 75 to 1 reverse stock split to take the number of the Company’s shareholders of record below 300 had been evaluated, and that in the Special Committee’s opinion the ratio was preferable in order to avoid discriminating against larger unaffiliated shareholders. The Board discussed the fairness of the Reverse Stock Split to the unaffiliated shareholders remaining after the Reverse

Stock Split and cash payment for fractional shares. Because of the cost savings associated with no longer being a public company, the Board concluded that the Reverse Stock Split would be fair to such shareholders.

On September 18, 2008, the Special Committee met to (i) consider adding additional shareholder protections which included providing disclosure, on an annual basis, in accordance with applicable SEC rules for smaller reporting companies regarding the Company’s executive compensation, the names of holders of 5% or more of the Company’s capital stock, ownership of the Company’s capital stock by directors and executive officers and dividend history and (ii) to review the fees and expenses associated with listing on the OTCQX, including the fees associated with the appointment of a Designated Advisor for Disclosure. Following discussion of the foregoing items, the Special Committee approved the additional shareholder protections as stated above and confirmed that the Company be required to make application to list its Class A Common Stock on the OTCQX.

The Board of Directors also met on September 18, 2008 to (i) review the updated opinion from McFarland Dewey & Co., LLC, (ii) consider the changes in shareholder information protections and commitments as recommended by the Special Committee and (iii) consider changes in the proxy statement as a result of comments received from the SEC. After discussing with McFarland Dewey & Co., LLC its updated opinion, the Board of Directors reaffirmed the $25.00 per share price to be paid for fractional shares resulting from the Reverse Stock Split. In addition, the Board of Directors approved the requirement for annual disclosures of the Company’s executive compensation and information relating to share ownership and dividends, as well as extending the time period of the Company’s commitments with respect to shareholder protections from four years to five years, provided that there are unaffiliated shareholders during such time. Finally, the Board of Directors approved the filing with the SEC of the revised proxy statement and related schedules in connection with the Reverse Stock Split and Class B Stock Authorization.

At the Board of Directors meeting on October 13, 2008, the Board of Directors considered the fact that since the announcement of the Board of Directors’ approval of the Reverse Stock Split and the related going private transaction, the number of our shareholders of record has increased by approximately 200 shareholders. It considered the fact that, if we cannot come to an agreement with the shareholder which has caused this increase to reverse its transfers, the Company may not be able to attain its goal of deregistration through the Reverse Stock Split. To allow us to proceed and act in the best interests of the Company and all our shareholders, the Board of Directors determined that they should have the discretion over whether to file the Reverse Stock Split Amendment and effect the Reverse Stock Split in order to protect the interests of the Company and the shareholders. The Board of Directors also determined that regardless of our ability to deregister the Common Stock under the Exchange Act, it could be in the best interests of the Company and our shareholders to implement the Reverse Stock Split following approval by the shareholders in order to reduce our number of small shareholders and the costs associated therewith. Furthermore, the Board of Directors reconsidered the corporate governance conditions it had placed on proceeding with the Reverse Stock Split. Given the fact that the Reverse Stock Split may not result in the Company having fewer than 300 shareholders of record and being able to suspend its reporting obligations under the Exchange Act, the Board of Directors agreed that the conditions regarding making publicly available to our continuing shareholders annual audited and quarterly unaudited financial statements, requiring the Company to maintain a majority of independent directors and an independent audit committee of the Board of Directors and disclosure of the Company’s executive compensation, the names of holders of 5% or more of the Company’s capital stock, ownership of the Company’s capital stock by directors and executive officers and dividend history should only be applicable in the event the Company is able to deregister its shares under the Exchange Act. The Board of Directors also determined that regardless of whether the Reverse Stock Split is effected or whether the Company is able to deregister the Common Stock under the Exchange Act, the Company should still proceed with the Class B Stock Authorization and the delisting of the Common Stock from the AMEX. In doing so, the Board of Directors agreed that the Company should include in the Restated Articles of Incorporation to be filed by the Company in connection with the Class B Stock Authorization, an amendment increasing the number of authorized shares of the Company’s Class A Common Stock from 6,000,000 to 10,000,000 in order to allow for the conversion of the Company’s Class B Common Stock to shares of Class A Common Stock if the Reverse Stock Split is not consummated. Furthermore, given that the Reverse Stock

Split may not be consummated the Board of Directors determined that the number of shares of Class B Common Stock available for issuance in connection with the Class B Stock Authorization needed to be increased from the previously proposed 300,000 shares to 3,500,000. The Board of Directors further determined that the requirement that the Company make application for its shares of Class A Common Stock to be listed on the OTCQX be conditioned on the delisting of the Common Stock from the AMEX rather than consummation of the Reverse Stock Split. Finally, the Board of Directors reaffirmed the $25.00 per share price to be paid for fractional shares resulting from the Reverse Stock Split.

In consideration of the aforementioned reasons, based on the recommendations of the Special Committee and the fairness opinion rendered by McFarland Dewey & Co., LLC, the Company’s Board of Directors on July 29, 2008, approved, subject to approval by the Company’s shareholders, a proposal to proceed with the Reverse Stock Split, which approval was reaffirmed by the Board of Directors on September 18, 2008 and October 13, 2008, and recommended that it be submitted for a vote at a special meeting of shareholders of the Company.

Failure to approve the Reverse Stock Split Amendment would require the Company to continue to incur the substantial costs of being a public company without a corresponding benefit. The Company had 3,299,956 shares of Common Stock outstanding on the Record Date. If the Reverse Stock Split Amendment is approved and implemented, each 75 shares of Common Stock will automatically be reclassified into one fully paid and non-assessable share of Class A Common Stock without any further action on the part of the shareholders. Based on information available to us as of October 8, 2008, there were a total of approximately 550 shareholders of record of our Common Stock. As mentioned above, since the announcement of the Board of Directors’ approval of the Reverse Stock Split and the related going private transaction, the number of our shareholders of record has increased by approximately 200 shareholders. We believe this increase is due to one of our institutional investors, which owns less than 5% of our outstanding stock, transferring ownership of our Common Stock to separate accounts established for existing beneficial ownership for which it has investment authority in an effort to prevent us from going private. If we cannot come to an agreement with this shareholder to reverse these transfers, we may not move forward with the Reverse Stock Split or, if we do move forward, we may not be able to deregister the Common Stock. To allow us to proceed and act in the best interests of the Company and all our shareholders, we have provided a separate proposal to be approved by shareholders granting the Board of Directors the authority to implement the Reverse Stock Split in its sole discretion, if at all, at any time within ninety (90) days following approval of the Reverse Stock Split without further approval or authorization of the Company’s shareholders. We have done this so that the Board of Directors can make a determination as to whether such action is advantageous to the Company and our shareholders, but in no event later than ninety (90) days following the approval of the Reverse Stock Split Amendment; provided that the Board of Directors may elect not to effect the Reverse Stock Split at all if it believes it is in the best interests of the Company and our shareholders not to do so. Regardless of our ability to deregister the Common Stock under the Exchange Act, the Board of Directors may determine that it is in the best interests of the Company and our shareholders to implement the Reverse Stock Split following approval by the shareholders in order to reduce our number of small shareholders and the costs associated therewith. If the proposal granting the Boards of Directors discretion over the implementation of the Reverse Stock Split is not approved, the Reverse Stock Split will not be effected regardless of whether the Reverse Stock Split is approved by shareholders or not.

Adoption of the Reverse Stock Split Amendment is assured in view of Mr. Eder’s statement that he intends to cause the shares of Common Stock beneficially owned by him to be voted in favor of the Reverse Stock Split Amendment. However, for the reasons stated above there can be no assurance that the Reverse Stock Split will be effected.

REASONS AND EFFECTS OF REVERSE STOCK SPLIT AMENDMENT

Effect of the Reverse Stock Split Amendment on the Company.  The Reverse Stock Split Amendment is designed to reduce the number of our shareholders of record below 300, which will allow us to suspend our reporting obligations with the SEC. In determining whether the number of our shareholders of record falls below 300 as a result of the Reverse Stock Split, we will count shareholders of record in accordance with

Rule 12g5-1 under the Exchange Act. Rule 12g5-1 provides, with certain exceptions, that in determining whether issuers, including the Company, are subject to the registration provisions of the Exchange Act, securities are considered to be “held of record” by each person who is identified as the owner of such securities on the respective records of security holders maintained by or on behalf of the issuer. However, institutional custodians such as Cede & Co. and other commercial depositories are not considered a single holder of record for purposes of these provisions. Rather, Cede & Co.’s and these depositories’ accounts are treated as the record holder of our shares. As noted above, due to the transfers of our shares by one of our shareholders, it is unlikely that the Reverse Stock Split will reduce the number of our shareholders of record below 300, unless such shareholder reverses these transfers.

If the Reverse Stock Split is consummated and we are able to deregister the Common Stock, we believe it will have the following effects:

•	Termination of Exchange Act Registration and Suspension of SEC Reporting Obligations. Our Common Stock is currently registered under the Exchange Act. The registration may be terminated upon application by us to the SEC if there are fewer than 300 holders of record of our Common Stock. We intend to file a Form 25 with the SEC to delist our Common Stock from the AMEX and, assuming that we have less than 300 shareholders following the Reverse Stock Split, to deregister our Common Stock under Section 12(b) of the Exchange Act. We expect that the delisting of our Common Stock will be effective 10 days after we file the Form 25 with the SEC and deregistration of our Common Stock under Section 12(b) of the Exchange Act will take effect ninety (90) days after the filing of the Form 25, assuming that we have less than 300 shareholders. Our duty to file periodic and current reports under Section 13(a) of the Exchange Act and the rules and regulations thereunder as a result of our Common Stock’s registration under Section 12(b) of the Exchange Act will be suspended 10 days after we file the Form 25 with the SEC. We will also be required to terminate our registration under other applicable provisions of the Exchange Act. Accordingly, assuming that we have less than 300 shareholders following the Reverse Stock Split, we will also file with the SEC a Form 15 certifying that we have less than 300 shareholders. Our obligation to file periodic and current reports as a result of our Common Stock’s registration under those other provisions of the Exchange Act will be suspended immediately upon the filing the Form 15 with the SEC (which we anticipate we will file 10 days following the filing of the Form 25). After the 90-day waiting period following the filing of the Form 15, (1) our obligation to comply with the requirements of the proxy rules and to file proxy statements under Section 14 of the Exchange Act will also be terminated; (2) our executive officers, directors and 5% shareholders will no longer be required to file reports relating to their transactions in our Common Stock with the SEC and our executive officers, directors and 10% shareholders will no longer be subject to the recovery of profits provision of the Exchange Act; and (3) persons acquiring 5% of our Common Stock will no longer be required to report their beneficial ownership under the Exchange Act. However, following the filing of the Form 15 with the SEC, if on the first day of any fiscal year we have more than 300 shareholders of record we will once again become subject to the reporting requirements of the Exchange Act. The Company will continue to be subject to the general anti-fraud provisions of applicable Federal and state securities laws.

•	Shareholder Protections. As part of the corporate governance and other shareholder protections adopted by the Special Committee and the Board of Directors, we will maintain certain corporate governance measures for a period of at least five years following the deregistration of our Common Stock, provided that there are unaffiliated shareholders during such period. These measures include making publicly available to our continuing shareholders annual audited and quarterly unaudited financial statements, and, on an annual basis, providing disclosure in accordance with applicable SEC rules for smaller reporting companies regarding the Company’s executive compensation, the names of holders of 5% or more of the Company’s capital stock, ownership of the Company’s capital stock by directors and executive officers and dividend history. The Company will also maintain a majority of independent directors and an independent audit committee of the Board of Directors. In determining the ownership of the Company’s capital stock, we will rely on the records of our transfer agent. Furthermore, in connection with the delisting of our Common Stock from the AMEX, we will make application to have our Class A Common Stock listed on the OTCQX. Under the rules of the OTCQX, we will be required to have quarterly and annual financial reports posted on OTCQX.com or EDGAR if we are unable to deregister under the Exchange Act. All annual reports must be audited and prepared in accordance with US GAAP. Furthermore, in order to list our Class A Common Stock on the OTCQX, we will be required to appoint a Designated Advisor for Disclosure, which advisor must issue a letter upon us making application for listing on the OTCQX and annually thereafter to Pink OTC Markets Inc. confirming that we have made adequate current information publicly available and meet the tier inclusion requirements of the OTCQX. Also, our Class B Common Stock to be issued in connection with the Class B Stock Authorization will be convertible at anytime into an equal number of shares of our Class A Common Stock.

•	Reduced Costs and Expenses. Our direct, out-of-pocket costs resulting from our reporting and other obligations under the Exchange Act, the Sarbanes-Oxley Act, and the AMEX rules were approximately $224,000 in fiscal 2007 and we expect these costs to be approximately $259,000, in fiscal 2008 and in fiscal 2009. We expect to save approximately $170,000 on an annual basis if we become a non-reporting company. We also believe our management team, which currently spends a significant amount of time on activities related to compliance with the Exchange Act and Sarbanes-Oxley Act will have more time to devote to the business of the Company. These savings will not be realized if we are unable to deregister our Common Stock following the Reverse Stock Split.

•	Financial Effect of the Reverse Stock Split. Based on information we have received as of October 8, 2008 from our transfer agent, American Stock Transfer & Trust Company, and from Broadridge Corporate Issuer Services, a division of Broadridge Financial Solutions, Inc., we estimate that the cost of payment to current shareholders of record whose shares will be cashed-out as part of the Reverse Stock Split will total approximately $290,000. However, we anticipate requesting that brokers provide us with contact information for all beneficial owners of our Common Stock in order for us to solicit proxies from these holders directly and, depending on the outcome of this solicitation, we estimate that the aggregate amount to be paid to all shareholders for their resulting fractional shares could cost an additional $360,000 to $370,000. This total amount could be larger or smaller depending on, among other things, the number of fractional shares that will be outstanding after the Reverse Stock Split as a result of purchases, sales and other transfers of our shares of Common Stock by our shareholders. The consideration to be paid to shareholders whose shares will be cashed-out and the costs of the Reverse Stock Split will be paid from cash on hand.

•	Conduct of our Business after the Reverse Stock Split. We expect our business and operations to continue substantially as they are currently conducted, and except as described in this proxy statement, the Reverse Stock Split is not expected to have any material effect upon the conduct of our business.

Effect on Holders of Fewer than 75 Shares of Common Stock and Treatment of Multiple Accounts.  If the Reverse Stock Split is completed, holders of fewer than 75 shares of our Common Stock would receive a cash payment of $25.00 per pre-split share, without interest, and would cease to be shareholders of the Company. The price to be paid for fractional shares represents a premium of 8% over the closing price of the Common Stock on the last trading day prior to the Company’s announcement of the Board of Directors’ approval of the Reverse Stock Split on August 4, 2008. Shareholders who will be cashed-out in the Reverse Stock Split will have no further financial interest in the Company with respect to their cashed-out shares and thus will not have the right to receive dividends or participate in any future success of the Company, including any profits which may be realized by the Company upon exercise of the option (the “Option”) held by Global Companies, LLC, a Delaware limited liability company (“Global”), to purchase our petroleum storage terminal and associated Wilkesbarre Pier located in East Providence, Rhode Island (the “Terminal”) currently leased to Global by a wholly-owned subsidiary of the Company. Pursuant to the Option and provided that the Company’s lease with Global of the Terminal is in effect, Global has the option to purchase the Terminal exercisable at any time until April 30, 2012. The purchase price to be paid pursuant to the Option is the greater of (i) the appraised fair market value of the Terminal; and (ii) the sum of (x) the audited book value of the Terminal as set forth on the books of the Company for the December 31st next preceding the date of the exercise of the Option plus (y) the amount of all capital expenses incurred by the Company with respect to the

Terminal since the December 31st next preceding the date of exercise of the Option, less the depreciation attributable to such capital expenses plus (z) the amount of Federal and state income taxes which would be incurred (or would have been incurred) by the Company calculated using the highest Federal and state income tax rates applicable to a “C” corporation (as defined under the Internal Revenue Code of 1986, as amended) on the gain resulting from the sale of the Terminal at said book value. The exact amount which may be realized upon exercise of the Option is not determinable at this time and the Company cannot determine whether the Option will be exercised by Global. As of December 31, 2007, the purchase price under clause (ii) of the Option would have been approximately $21,559,000. We have not commissioned an appraisal and, therefore, cannot estimate the purchase price of the Terminal under clause (i) of the Option.

The number of shares held by a shareholder of record in two or more separate but identical record holder accounts will be combined to determine the number of shares of our Common Stock owned by that holder and, accordingly, whether the holder will be cashed-out or continue as a shareholder of the Company. Shares held by record holders in joint accounts, such as by a husband and wife, and shares held in similar capacities will be treated separately, and will not be combined with individual accounts in determining whether a holder will be cashed-out or continue as a shareholder of the Company.

We intend to treat shareholders holding our Common Stock in street name in the same manner as record holders. Prior to the effective date of the Reverse Stock Split, we will conduct an inquiry of all brokers, banks and other nominees that hold shares of our Common Stock in “street name,” ask them to provide us with information on how many fractional shares will be cashed out, and request that they effect the Reverse Stock Split for their beneficial holders. However, these banks, brokers and other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split. As a result, a shareholder owning 75 or more shares of Common Stock may nevertheless have those shares cashed out if the shareholder holds shares in a combination of street name accounts and record holder accounts, or holds shares in separate accounts in several brokerage firms. If you are in this situation and desire to remain a shareholder of the Company after the Reverse Stock Split, you may consolidate your holdings into one brokerage account or record holder account prior to the effective date of the Reverse Stock Split. Conversely, if you hold an account with less than 75 shares in street name and want to ensure that your shares are cashed out, you may want to change the manner in which your shares are held from street name into a record holder account in your own name so that you will be a record owner of the shares.

Effect on Unaffiliated Shareholders Who Own 75 or More Shares.  For those unaffiliated shareholders who own 75 or more shares of our Common Stock, the Reverse Stock Split Amendment may have the following effects:

•	Effect on Market for Shares and Liquidity. The liquidity of our Common Stock could be adversely impacted by the smaller number of shareholders that we will have if the Reverse Stock Split is completed. Furthermore, regardless of whether the Company is able to deregister the Common Stock under the Exchange Act, in order to facilitate the Class B Stock Authorization, our Common Stock will no longer be listed on the AMEX. However, it is a condition to the delisting of our Common Stock from the AMEX that we make application for our Class A Common Stock to be listed on the OTCQX. There is no guarantee that the Class A Common Stock will be approved for listing nor is there any guarantee that if approved for listing, how long our stock will be listed on the OTCQX. Furthermore, while we will not seek to have our Class B Common Stock listed for trading, shares of our Class B Common Stock will be convertible at any time into an equal number of shares of our Class A Common Stock. Therefore, if our shares are approved for listing on the OTCQX, we believe that this will lessen adverse impact on the liquidity of our Common Stock.

•	Cost Savings. Our direct, out-of-pocket costs resulting from our reporting and other obligations under the Exchange Act, the Sarbanes-Oxley Act, and the AMEX rules were approximately $224,000 in fiscal 2007 and we expect these costs to be approximately $259,000 in fiscal 2008 and fiscal 2009. As we noted above, we ultimately expect to realize recurring annual cost savings of approximately $170,000 if we are able to deregister the Common Stock. Our continuing shareholders after the Reverse Stock Split, including our affiliated shareholders, will be the beneficiaries of these savings.

•	Reduction in Publicly Available Information. If we complete the Reverse Stock Split as described in this proxy statement, and assuming that we have less than 300 shareholders of record following the Reverse Stock Split, our Common Stock will no longer be registered under the Exchange Act and we will no longer be a reporting company under the Exchange Act. We will, therefore, cease to file annual, quarterly, current and other reports and documents with the SEC. Persons that remain shareholders after the Reverse Stock Split is effected will, therefore, have access to less information about the Company and our business, operations, and financial performance. We will, however, for the protection of our continuing shareholders, continue to maintain certain corporate governance measures for a period of at least five years following the Reverse Stock Split, provided that there are unaffiliated shareholders during such period. These measures include making publicly available to our continuing shareholders annual audited and quarterly unaudited financial statements, and, on an annual basis, providing disclosure in accordance with applicable SEC rules for smaller reporting companies regarding the Company’s executive compensation, the names of holders of 5% or more of the Company’s capital stock, ownership of the Company’s capital stock by directors and executive officers and dividend history. The Company will also maintain a majority of independent directors and an independent audit committee of the Board of Directors. In determining the ownership of the Company’s capital stock, we will rely on the records of our transfer agent. In addition, if our application for listing on the OTCQX is accepted, we will be required to have quarterly and annual financial reports posted on OTCQX.com or EDGAR if we are unable to deregister under the Exchange Act. All annual reports must be audited and prepared in accordance with US GAAP. Furthermore, in order to list our Class A Common Stock on the OTCQX, we will be required to appoint a Designated Advisor for Disclosure, which advisor must issue a letter upon us making application for listing on the OTCQX and annually thereafter to Pink OTC Markets Inc. confirming that we have made adequate current information publicly available and meet the tier inclusion requirements of the OTCQX.

•	Possible Decline in the Value of Our Common Stock. Because of the possible limited liquidity for our Common Stock following delisting from AMEX (note, however, that we will make application for our Class A Common Stock to be listed on the OTCQX) and the suspension of our obligation to publicly disclose financial and other information following deregistration of our shares under the Exchange Act, continuing shareholders may experience a significant decrease in the value of their Common Stock.

Effect on Affiliated Shareholders.  On the date hereof, 1,726,710 shares, or 52.3% of the issued and outstanding shares of our Common Stock, were held by Robert H. Eder and his wife. Mr. Eder is the Chairman of the Board of Directors, President and Chief Executive Officer of the Company. Mr. and Mrs. Eder have indicated that they intend to vote their shares “FOR” the Reverse Stock Split Amendment and the Class B Stock Authorization. Accordingly, if those shares are voted in favor of the Reverse Stock Split Amendment, the Reverse Stock Split Amendment will be approved.

If the Reverse Stock Split is consummated, the ownership percentage of the shares of our Common Stock owned by the Eders will increase by less than 1% as a result of the reduction of the number of shares of our Common Stock outstanding as part of the cash-out of fractional shares.

In addition, our other directors and executive officers may have interests in the Reverse Stock Split that are different from your interests as a shareholder, and have relationships that may present conflicts of interest, including the following:

•	Alfred J. Corso, a director of the Company, holds 1,013 shares of our Common Stock. Mr. Corso will retain these shares after the Reverse Stock Split Amendment. Mr. Corso has advised us that he intends to vote in favor of the Reverse Stock Split Amendment and the Class B Stock Authorization.

•	Barbara J. Dreyer, Treasurer of the Company, owns 6,600 shares of our Common Stock and will retain these shares after the Reverse Stock Split Amendment. Ms. Dreyer has advised us that she intends to vote in favor of the Reverse Stock Split Amendment and the Class B Stock Authorization.

•	Roy J. Nirschel, a director of the Company, holds 101 shares of our Common Stock. Mr. Nirschel will retain these shares after the Reverse Stock Split Amendment. Mr. Nirschel has advised us that he intends to vote in favor of the Reverse Stock Split Amendment and Class B Stock Authorization.

•	Harris N. Rosen, a director of the Company, beneficially owns 5,060 shares of our Common Stock. Mr. Rosen will retain beneficial ownership of these shares after the Reverse Stock Split Amendment. Mr. Rosen has advised us that he intends to vote in favor of the Reverse Stock Split Amendment and the Class B Stock Authorization.

•	Todd D. Turcotte, a director and Vice President of the Company and President of Capital Terminal Company, a wholly-owned subsidiary of the Company, holds 100 shares of our Common Stock. Mr. Turcotte will retain these shares after the Reverse Stock Split Amendment. Mr. Turcotte has advised us that he intends to vote in favor of the Reverse Stock Split Amendment and Class B Stock Authorization.

•	After the Reverse Stock Split Amendment, the beneficial ownership of the executive officers and directors other than Mr. Eder will increase by less than 1% as a result of the reduction of the number of shares of our Common Stock outstanding.

Rights, Preferences and Limitations.  There are no differences between the respective rights, preferences or limitations of the existing Common Stock and the Class A Common Stock following the Reverse Stock Split Amendment, except that after approval of the Class B Stock Authorization and issuance of the Class B Common Stock, the Class A shareholders will elect only one-third of our Board of Directors. If the Reverse Stock Split Amendment is approved and implemented, the percentage interests of our current shareholders holding less than 75 shares of our Common Stock will be reduced to zero with the interests of the continuing shareholders being increased, with Robert H. Eder, along with his wife owning approximately 52.7% of the outstanding shares of our Class A Common Stock.

Following approval of the shareholders of the Class B Stock Authorization, the Company will issue a new share of Class B Common Stock to each shareholder of the Company on the basis of one share of Class B Common Stock for every one share of Class A Common Stock held by such shareholder. For a description of the rights and preferences of the Class B Common Stock see “Proposal 2 — Class B Stock Authorization” below.

Except for the issuance of the Class B Common Stock in connection with the Class B Stock Authorization, no commitments, plans, understandings or agreements have been made by the Board of Directors or the officers of the Company for use of the authorized but unissued stock. If the Board of Directors issues additional shares of Common Stock in the future, the then current shareholders may suffer dilution of their present interests in the Company, to the extent such future issuances do not involve the then current shareholders of the Company.

Financial Effect.  The Reverse Stock Split and expenses related to the Reverse Stock Split will not have a material effect on the Company’s Balance Sheet, Income Statement or Cash Flow. We intend to pay all costs associated with the Reverse Stock Split out of available cash. In the opinion of the Special Committee and the Board of Directors, the Company has sufficient cash on hand to pay such costs without adversely affecting our overall liquidity. The Reverse Stock Split will require a restatement of the Company’s earnings per share and book value.

The total number of fractional shares to be purchased if the Reverse Stock Split is consummated is estimated to be approximately 11,600 at a total cost of approximately $290,000. However, we anticipate requesting that brokers provide us with contact information for all beneficial owners of our Common Stock in order for us to solicit proxies from these holders directly and, depending on the outcome of this solicitation, we estimate that the aggregate amount to be paid to all shareholders for their resulting fractional shares could cost an additional $360,000 to $370,000. The cost of the Reverse Stock Split will come from the Company’s available cash balances.

The total professional expenses incurred or estimated to be incurred in connection with the Reverse Stock Split is $215,200 which is comprised of approximately $75,000 in legal fees, $75,000 in financial advisory fees, $200 in filing fees, $10,000 in transfer agent fees, $5,000 in printing and mailing costs, and $50,000 in miscellaneous expenses and disbursements.

Effect on Market for Shares and Liquidity.  The Company estimates that the number of shares of Common Stock outstanding after the Reverse Stock Split Amendment, if effected, will be approximately 25,225 shares in the hands of approximately 326 shareholders of record. As mentioned above, since the announcement of the Board of Directors’ approval of the Reverse Stock Split and the related going private transaction, the number of our shareholders of record has increased by approximately 200 shareholders. We believe this increase is due to one of our institutional investors, which owns less than 5% of our outstanding stock, transferring ownership of our Common Stock to separate accounts established for existing beneficial owners for which it has investment authority in an effort to prevent us from going private. If we cannot come to an agreement with this shareholder to reverse these transfers, we may not move forward with the Reverse Stock Split or, if we do move forward, we may not be able to deregister the Common Stock.

Except for the issuance of Class B Common Stock to shareholders in connection with the Class B Stock Authorization, the Company has no current plans to issue additional shares of stock. Under the Company’s Articles of Incorporation, the Board of Directors may authorize the issuance from time to time of shares of Class A Common Stock, whether now or hereafter authorized, or securities or rights convertible into shares of Class A Common Stock, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a share split, reverse share split or dividend), subject to such restrictions or limitations, if any, as may be set forth in the By-laws. Any issuance of shares of Class B Common Stock or rights convertible into shares of Class B Common Stock one hundred twenty (120) days after the filing of the Restated Articles of Incorporation of the Company effecting the Class B Stock Authorization must be approved by the holders of a majority of the outstanding shares of Class B Common Stock.

Termination of Exchange Act Registration.  The Reverse Stock Split Amendment could affect the public registration of the Common Stock with the SEC under the Exchange Act. If the Company receives shareholder approval of the Reverse Stock Split and the Board of Directors decides to implement the Reverse Stock Split, the Company intends to terminate its registration as soon as practicable after approval and filing of the Reverse Stock Split Amendment assuming the Common Stock is no longer held by 300 or more shareholders of record at such time. Termination of registration of the Common Stock under the Exchange Act would substantially reduce the information required to be prepared, mailed and furnished by the Company to its shareholders and to the SEC and would make certain provisions of the Exchange Act, such as proxy statement disclosure in connection with shareholder meetings and the related requirement of an annual report to shareholders, no longer applicable to the Company.

With respect to the executive officers and directors of the Company, in the event of the intended termination of registration of the Common Stock under the Exchange Act, executive officers, directors and other affiliates would no longer be subject to many of the reporting requirements and restrictions of the Exchange Act, including without limitation the reporting and short-swing profit provisions of Section 16 thereof. Upon termination of Exchange Act registration, the Company will continue to be subject to the general anti-fraud provisions of Federal and applicable state securities laws.

FAIRNESS OF THE REVERSE STOCK SPLIT

The Special Committee and the Board of Directors fully considered and reviewed the terms, purpose, alternatives and effects of the Reverse Stock Split, and each has unanimously determined that the Reverse Stock Split Amendment is procedurally and substantively fair to all shareholders of the Company, including the unaffiliated shareholders who will receive cash consideration in the Reverse Stock Split and unaffiliated shareholders who will continue as owners of the Company. The Board of Directors has unanimously approved the Reverse Stock Split Amendment and recommends that shareholders vote “FOR” approval of the Reverse Stock Split Amendment.

Substantive Fairness.  The Special Committee and the Board of Directors considered, among other things, the factors listed below, as well as the alternatives to the Reverse Stock Split as noted above in “Alternatives to the Reverse Stock Split” in reaching their conclusions as to the substantive fairness of the Reverse Stock Split Amendment to our shareholders, including both unaffiliated shareholders whose shares will be cashed-out as part of the Reverse Stock Split Amendment and unaffiliated shareholders who will continue as shareholders after the Reverse Stock Split Amendment. The Special Committee and the Board of Directors did not assign specific weight to any factors they considered, nor did they apply them in a formulaic fashion, although they particularly noted the cost and time savings for the Company resulting from the Reverse Stock Split Amendment which will benefit continuing shareholders. The discussion below is not meant to be exhaustive, but we believe includes all material factors considered by the Special Committee and the Board of Directors in their determinations.

•	Future Cost and Time Savings. The direct, out-of-pocket costs resulting from our reporting and other obligations under the Exchange Act, the Sarbanes-Oxley Act, and the AMEX rules were approximately $224,000 in fiscal 2007 and we expect these costs to be approximately $259,000 in fiscal 2008 and fiscal 2009. By eliminating certain of these direct and indirect costs, the Company ultimately expects to realize recurring annual cost savings of approximately $170,000 assuming that the Reverse Stock Split is consummated and the Company is able to deregister under the Exchange Act. In addition, the Special Committee and the Board of Directors noted that the Company would eliminate the time and effort currently spent by the Company’s management to prepare and review the reports it files with the SEC under the Exchange Act and the Sarbanes-Oxley Act, and after the Reverse Stock Split Amendment, management and our other employees will be able to reallocate this time and effort to other areas of our businesses and operations.

•	Opportunity to Liquidate Shares of Common Stock. The Special Committee and Board of Directors considered the opportunity the Reverse Stock Split Amendment presents for shareholders owning fewer than 75 shares to liquidate their holdings, without incurring brokerage costs. The Special Committee and the Board of Directors also considered the fact that the $25.00 per share price to be paid for fractional shares represents a premium of approximately 11% over the closing price of the Common Stock on July 28, 2008, the date prior to approval of the Reverse Stock Split by the Board of Directors.

•	Limited Liquidity for the Company’s Common Stock. The Special Committee and the Board of Directors noted that the trading volume in our Common Stock has been, and continues to be, relatively limited. The average daily trading volume of the stock from July 1, 2007 to June 30, 2008 was approximately 1,401 shares per day. During that period, however, there were 252 trading days out of which, on 100 of those days our Common Stock did not trade at all. Accordingly, the Reverse Stock Split Amendment provides a large number of our record holders and beneficial holders with the opportunity to obtain cash for their shares in a relatively limited trading market. With respect to the continuing shareholders, the Special Committee and Board noted that any effect of the Reverse Stock Split Amendment on their liquidity may be mitigated due to the fact that the Class A Common Stock may be listed on the OTCQX, and our Class B Common Stock to be issued in connection with the Class B Stock Authorization would be freely convertible into an equal number of shares of our Class A Common Stock.

•	Current and Historical Prices. The Special Committee and the Board of Directors considered the historical market prices and the recent trading activity and current market prices of our Common Stock. For the one-year period between June 30, 2007 and June 30, 2008, our share price has ranged from $17.45 to $32.85 with the high occurring in the 3rd quarter of 2007 and the low in the 2nd quarter of 2008. On July 28, 2008, the date prior to the Board of Directors approving the Reverse Stock Split, the closing price of the Common Stock was $22.42 per share.

•	Going Concern Value. In determining the cash amount to be paid for fractional shares resulting from the Reverse Stock Split, the Special Committee and the Board of Directors considered the valuation of the Company’s Common Stock in the context of an ongoing business as presented by McFarland Dewey & Co., LLC. Based on the Company’s ten year projections on a parcel by parcel basis, using a discounted cash flow method and assuming a 2% to 2 1/2% growth rate into perpetuity, McFarland Dewey & Co., LLC determined a value range of $22.00 to $24.00 per share for the Common Stock. Based on this analysis and the other factors as set forth herein, the Special Committee and the Board of Directors determined the $25.00 per share price to be paid for fractional shares following the Reverse Stock Split is fair to those unaffiliated and affiliated shareholders receiving cash in lieu of fractional shares after the Reverse Stock Split.

•	Net Book Value and Liquidation Value. While McFarland Dewey & Co., LLC, reviewed the net book value of the Common Stock, none of McFarland Dewey & Co., LLC, the Special Committee or the Board of Directors viewed it as being relevant for the fair value to be paid to shareholders for fractional shares resulting from the Reverse Stock Split. Net book value is based on the historical cost of our assets. The value of items, such as our positive business reputation and goodwill, particularly since we will continue are business substantially as currently conducted after the Reverse Stock Split, are not included in a determination of net book value. In addition, while McFarland Dewey & Co., LLC, considered a liquidation analysis, it determined that it also had no relevance in light of the fact that we will remain as a continuing business and the Reverse Stock Split will not result in a change of control of the Company.

•	Opinion of the Financial Advisor. The Special Committee and the Board of Directors considered a valuation report dated June 24, 2008 and opinion dated July 29, 2008 issued by McFarland Dewey & Co., LLC, confirmed by letter dated September 18, 2008, to the effect that, the cash payment of $25.00 per fractional share to be received by the unaffiliated shareholders of the Company, which consists of those whose fractional shares would be paid for in cash from the Company as part of the Reverse Stock Split, is fair, from a financial point of view, to such shareholders. For more information about the opinion, you should read the discussion below under “Reports, Appraisals and Negotiations” and a copy of the opinion of McFarland Dewey & Co., LLC attached as Appendix A to this proxy statement.

•	No Firm Offers. The Special Committee and the Board of Directors is not aware of any firm offers during the past two years by any unaffiliated person for the merger or consolidation of the Company, the sale or other transfer of all or any substantial part of the assets of the Company, or a purchase of our shares of Common Stock or other securities that would enable the holder to exercise control of the Company.

Disadvantages of the Reverse Stock Split.  The Special Committee and the Board of Directors also considered the disadvantages of the Reverse Stock Split, including that:

•	No Participation in Future Growth by Cashed Out Shareholders. Shareholders whose shares will be cashed-out in the Reverse Stock Split will no longer have any ownership interest in the Company and will no longer participate in our future earnings and growth.

•	Possible Reduction in Information about the Company. After completion of the Reverse Stock Split, provided that there are less than 300 shareholders of record, we will cease to file annual, quarterly, current, and other reports and documents with the SEC. As a result continuing shareholders will have access to less information about the Company and our business, operations, and financial performance. In order to mitigate this disadvantage to our continuing shareholders, we will continue to maintain certain corporate governance measures for a period of at least five years, provided that there are unaffiliated shareholders during such period. These measures include making publicly available to our continuing shareholders annual audited and quarterly unaudited financial statements, and, on an annual basis, providing disclosure in accordance with applicable SEC rules for smaller reporting companies regarding the Company’s executive compensation, the names of holders of 5% or more of the Company’s capital stock, ownership of the Company’s capital stock by directors and executive officers and dividend history. The Company will also maintain a majority of independent directors and an independent audit committee of the Board of Directors. In determining the ownership of the Company’s capital stock, we will rely on the records of our transfer agent.

•	Possible Limited Liquidity. The liquidity of our Common Stock could be adversely impacted by the smaller number of shareholders that we will have after the Reverse Stock Split. Furthermore, regardless of whether the Company is able to deregister the Common Stock under the Exchange Act, in order to facilitate the Class B Stock Authorization, we will no longer be listed on the AMEX. However, we will make application for our Class A Common Stock to be listed on the OTCQX following deregistration of the Common Stock. While delisting of our Common Stock from the AMEX could adversely impact the liquidity of our Common Stock, given the limited trading volume of our Common Stock in recent years, we do not believe that delisting from the AMEX will have any substantial impact on the liquidity of our Common Stock, especially if our Class A Common Stock is approved for trading on the OTCQX. In addition, because of the suspension of our obligation to publicly disclose financial and other information following the Reverse Stock Split, assuming the deregistration of our Common Stock under the Exchange Act, continuing shareholders could experience a decrease in the value of their Common Stock.

•	Limited Oversight. After completion of the Reverse Stock Split, assuming the deregistration of our Common Stock, we will no longer be subject to the provisions of the Sarbanes-Oxley Act, the liability provisions of the Exchange Act or the oversight of the AMEX.

•	Reporting Obligations of Certain Insiders. Assuming the deregistration of our Common Stock, our executive officers, directors and 5% shareholders will no longer be required to file reports relating to their transactions in our Common Stock with the SEC. In addition, our executive officers, directors and 10% shareholders will no longer be subject to the recovery of profits provision of the Exchange Act, and persons acquiring 5% of our Common Stock will no longer be required to report their beneficial ownership under the Exchange Act.

•	Filing Requirements Reinstituted. If a s a result of the Reverse Stock Split we have fewer than 300 record holders of our Common Stock, we intend, to file a Form 15 with the SEC, which will result in the suspension of our filing obligations under the Exchange Act. However, the filing of the Form 15 will only suspend and not terminate our reporting obligations under the Exchange Act. This suspension remains in effect so long as we have fewer than 300 shareholders of record. Thus, subsequent to the time the Form 15 becomes effective, if on the first day of any fiscal year we have more than 300 shareholders, then we must resume reporting pursuant to Section 12(g) of the Exchange Act.

•	No Appraisal Rights. Under Rhode Island law, our articles of incorporation and our bylaws, no appraisal or dissenters’ rights are available to our shareholders who dissent from the Reverse Stock Split Amendment.

•	Approval of the Reverse Stock Split Amendment. Mr. Eder, the Chairman of the Board of Directors and President and Chief Operating Officer of the Company, has indicated that he intends to vote the shares of our Common Stock beneficially owned by him “FOR” the Reverse Stock Split Amendment. Accordingly, if Mr. Eder votes his shares as he currently intends, the Reverse Stock Split Amendment will be approved regardless of how unaffiliated shareholders vote their shares. If the Board of Directors determines to proceed with the Reverse Stock Split, shareholders holding fewer than 75 shares will be cashed-out even if such shareholders wished to retain their interest in the Company.

Procedural Fairness.  No unaffiliated representative acting solely on behalf of our unaffiliated shareholders for the purpose of negotiating the terms of the Reverse Stock Split or preparing a report covering the fairness of the Reverse Stock Split was retained by the Company, nor were special provisions made to grant unaffiliated shareholders access to our corporate files or to obtain counsel or appraisal services. The Board of Directors established the Special Committee to consider possible alternatives to the Reverse Stock Split, the related advantages and disadvantages to the Company and its shareholders of each of those alternatives, the fairness of the price to be paid to shareholders being cashed-out in the Reverse Stock Split, and to make a recommendation to the full Board of Directors concerning the advisability of the alternatives considered. The Board of Directors believes that the Special Committee, whose members are each independent within the meaning of Rule 121A of the AMEX Company Guide and Section 10A-3(b) of the Exchange Act, was sufficient to protect the interests of unaffiliated shareholders. In addition, the Special Committee and the Board of Directors took note of the fact that the interests of unaffiliated shareholders inherently varied depending upon whether any particular unaffiliated shareholder held at least 75 shares or held fewer than 75 shares. The Special Committee and the Board of Directors each believe that the separate representatives and advisors for each of these classes would have provided no measurable additional protection to unaffiliated shareholders.

The Special Committee and the Board of Directors also noted that this proxy statement, along with our other filings with the SEC, provide a great deal of information for unaffiliated shareholders to make an informed decision as to the Reverse Stock Split, and that no special provision for the review of our files was necessary. The Special Committee and the Board of Directors noted, however, that subject to certain conditions, Rhode Island law already provides shareholders the right to review our books and records.

The Special Committee and the Board of Directors determined not to condition the approval of the Reverse Stock Split Amendment on approval by a majority of unaffiliated shareholders. The Special Committee and the Board of Directors noted that affiliated and unaffiliated shareholders will be treated equally in the Reverse Stock Split. If separate approval of unaffiliated shareholders were required, our affiliated shareholders would receive lesser voting rights than unaffiliated shareholders solely on the basis of their affiliate status even though they will receive no additional benefits or different treatment in the Reverse Stock Split, and that any such requirement would prevent a majority of the outstanding shares of our Common Stock from participating in the consideration of the Reverse Stock Split Amendment. Furthermore, a vote of the majority of unaffiliated shareholders is not required under Rhode Island law. Finally, shareholders can increase, divide or otherwise adjust their existing holdings at any time prior to the effective date of the Reverse Stock Split Amendment, so as to retain some or all of their shares of Common Stock, or to receive cash for some or all of their shares, as they see fit.

Finally, the Special Committee and the Board of Directors have also required that we implement or maintain certain corporate governance measures and other shareholder protections for a minimum of five years following the Reverse Stock Split provided that there are unaffiliated shareholder during such period. These measures and protections are intended to provide continuing shareholders with financial and other information about us, and to mitigate the impact that the Reverse Stock Split Amendment may have on the liquidity of our shares of Common Stock. These measures include making publicly available to our continuing shareholders annual audited and quarterly unaudited financial statements, and, on an annual basis, providing disclosure in accordance with applicable SEC rules for smaller reporting companies regarding the Company’s executive compensation, the names of holders of 5% or more of the Company’s capital stock, ownership of the Company’s capital stock by directors and executive officers and dividend history. The Company will also maintain a majority of independent directors and an independent audit committee of the Board of Directors. In determining the ownership of the Company’s capital stock, we will rely on the records of our transfer agent. Furthermore, we will make application for the listing of the Class A Common Stock on the OTCQX following delisting of the Common Stock from the AMEX. Under the rules of the OTCQX, we will be required to have quarterly and annual financial reports posted on OTCQX.com or EDGAR if we are unable to deregister under the Exchange Act. All annual reports must be audited and prepared in accordance with US GAAP. Furthermore, in order to list our Class A Common Stock on the OTCQX, we will be required to appoint a Designated Advisor for Disclosure, which advisor must issue a letter upon us making application for listing on the OTCQX and annually thereafter to Pink OTC Markets Inc. confirming that we have made adequate current information publicly available and meet the tier inclusion requirements of the OTCQX. These protections, however, are not intended to restrict or otherwise prohibit any merger, consolidation, sale of all or substantially all of our assets, or similar extraordinary transaction during that period. We have no present plans or proposals for any such transaction, however, and our intent is to operate our business after the Reverse Stock Split substantially as it is currently conducted.

Recommendation of the Special Committee.  Based on the foregoing analyses, including a consideration of the disadvantages of the Reverse Stock Split, the Special Committee believes that the Reverse Stock Split is procedurally and substantively fair to all shareholders, including the unaffiliated shareholders, regardless of whether a shareholder receives cash or continues to be a shareholder following the Reverse Stock Split, and believes the cash amount to be fair consideration for those shareholders holding less than 75 shares. As a result, the Special Committee unanimously recommended the Reverse Stock Split Amendment to the full Board of Directors.

Recommendation of the Board of Directors.  At a meeting held on July 29, 2008, the Board of Directors unanimously determined that the Reverse Stock Split is fair to, and in the best interests of, the Company and its shareholders, including all unaffiliated shareholders, unanimously approved the Reverse Stock Split Amendment and recommends that you vote “FOR” approval of the Reverse Stock Split Amendment. In reaching its determination and recommendation, the Board of Directors considered and specifically adopted the recommendations of the Special Committee and the factors that the Special Committee took into account in making its recommendations to the full Board of Directors. At its meeting on September 18, 2008, the Board of Directors affirmed their recommendation that shareholders vote “FOR” approval of the Reverse Stock Split Amendment.

At the Board of Directors meeting on October 13, 2008, the Board of Directors considered the fact that since the announcement of the Board of Directors’ approval of the Reverse Stock Split and the related going private transaction, the number of our shareholders of record has increased by approximately 200 shareholders. It considered the fact that, if we cannot come to an agreement with the shareholder which has caused this increase to reverse the transfers of its shares of our Common Stock, the Company may not be able to attain its goal of deregistration through the Reverse Stock Split. To allow us to proceed and act in the best interests of the Company and all our shareholders, the Board of Directors determined that the vote to be approved by our shareholders regarding the Reverse Stock Split should give the Board of Directors the discretion over whether to file the Reverse Stock Split Amendment and effect the Reverse Stock Split. Following these considerations and modifications, the Board of Directors again affirmed their recommendation that shareholders vote “FOR” approval of the Reverse Stock Split Amendment.

Position of Mr. and Mrs. Eder Regarding Fairness of Reverse Stock Split.  Mr. and Mrs. Eder believe that the Reverse Stock Split is substantively and procedurally fair to the unaffiliated shareholders based upon their knowledge of the Company, as well as the factors considered by, and the findings of, the Special Committee and the Board of Directors with respect to the fairness of the Reverse Stock Split to such unaffiliated shareholders. In particular, Mr. and Mrs. Eder noted that the per share cash-out price of $25.00 to be paid for fractional shares resulting from the Reverse Stock Split represents a premium of 8% over the closing price of the Common Stock on the last trading day prior to the Company’s announcement of the Reverse Stock Split on August 4, 2008. In addition, Mr. and Mrs. Eder considered the fact that the Company received an opinion from McFarland Dewey & Co., LLC to the effect that the cash payment of $25.00 per fractional share to be received by the unaffiliated shareholders of the Company is fair, from a financial point of view, to such shareholders (see “Special Factors — Reports, Appraisals and Negotiations.”).

Mr. and Mrs. Eder also agree with the analysis and conclusions of the Special Committee and the Board of Directors based on the reasonableness of such analysis and conclusions, which they each adopt (see “Special Factors — Reasons and Effects of Reverse Stock Split Amendment”). In particular, Mr. and Mrs. Eder believe that the substantive and procedural factors described above under “Special Factors — Fairness of Reverse Stock Split” support their conclusion that the transaction is substantively and procedurally fair, despite the absence of a requirement that a majority of unaffiliated shareholders approve the merger, because (i) the Special Committee is composed of independent directors, (ii) the Special Committee retained an independent financial advisor to assist in its representation of the unaffiliated shareholders and (iii) the Special Committee conducted an extensive process and evaluated alternatives to the Reverse Stock Split, including maintaining the status quo.

Due to the fact that Mr. Eder is Chairman, President and Chief Executive Officer of the Company and Mrs. Eder is Mr. Eder’s spouse, and because of their ownership of a majority of the Company’s outstanding Common Stock, Mr. Eder did not serve on the Special Committee or partake in the Special Committee’s evaluation of the Reverse Stock Split. For these reasons, Mr. and Mrs. Eder do not believe that they influenced the determination of the Special Committee with respect to the Reverse Stock Split.

REPORTS, APPRAISALS AND NEGOTIATIONS

On May 22, 2008, the Board of Directors retained McFarland Dewey & Co., LLC to act as its financial advisor and to render an opinion with respect to the fairness, from a financial point of view, of the cash payment of per fractional share to be received by the unaffiliated shareholders of the Company, which consists of those whose fractional shares would be paid for in cash from the Company as part of the Reverse Stock Split (“Opinion”). In requesting this fairness opinion, the Board of Directors did not give any special instructions or impose any limitations upon the scope of the investigations deemed necessary to enable McFarland Dewey & Co., LLC to deliver the Opinion. McFarland Dewey & Co., LLC is an investment banking firm which was formed in 1989. It has served public and private companies, multinational corporations, entrepreneurs, family-owned businesses, management groups and government entities by providing independent advice on mergers, acquisitions, divestitures and recapitalizations. McFarland Dewey & Co., LLC also assists in raising capital for its clients as well as securing venture or development capital for a limited number of clients. There has been no material relationship between the Company and McFarland Dewey & Co. LLC during the past two years.

On July 29, 2008, McFarland Dewey & Co., LLC delivered the Opinion to the Special Committee. On September 18, 2008, McFarland Dewey & Co., LLC confirmed the Opinion as delivered on July 29, 2008.

In performing their analysis for purposes of the Opinion, McFarland Dewey & Co., LLC:

•	Reviewed the terms and conditions of the Reverse Stock Split;

•	Reviewed publicly available financial information and other data with respect to the Company, including the Form 10-K’s for the fiscal years ended December 31, 2002 through 2007 and the Form 10-Q for March 31, 2008, as well as certain other public filings made;

•	Reviewed certain informal information and other data relating to the business and financial prospects of the Company;

•	Conducted an on-site visit and held discussions with the senior management regarding the historic, current, and future outlook of the Company;

•	Discussed with management its plans with respect to possibly becoming taxed as a REIT in the future;

•	Reviewed financial and operating information with respect to certain publicly-traded companies in businesses they believed to be comparable in certain aspects to the businesses of the Company;

•	Performed a study of a range of discounted present values of projected possible operating cash flow of the Company over the next 10 years;

•	Analyzed historic trading prices and volumes in the Common Stock over the past five years;

•	Analyzed some other recent reverse and forward split transaction and premiums paid in such transactions as fractional share consideration;

•	Reviewed the annual cost savings projected by management that might be achieved through delisting and deregistration; and

•	Performed other financial studies, analyses and investigations and considered such other information, as they deemed necessary or appropriate.

Based on the foregoing and other factors and assumptions as set forth in the Opinion, it was the opinion of McFarland Dewey & Co., LLC that the cash payment of $25.00 per fractional share to be received by the unaffiliated shareholders of the Company, which consists of those whose fractional shares would be paid for in cash from the Company as part of the Reverse Stock Split, is fair, from a financial point of view, to such shareholders. The $25.00 per share price to be paid for fractional shares resulting from the Reverse Stock Split was determined by McFarland Dewey & Co., LLC as part of there evaluation of the Reverse Stock Split. A copy of the Opinion, along with the confirmation letter from McFarland Dewey & Co., LLC is attached as Appendix A hereto and should be read in its entirety by the Company’s shareholders.

The Board of Directors has relied on the Opinion in reaching its determination that the Reverse Stock Split is fair to the unaffiliated shareholders.

PRICE RANGE OF COMMON STOCK AND DIVIDENDS

The Common Stock is traded on the AMEX, symbol “CPI.” The following table shows the high and low trading prices for the Common Stock during the quarterly periods indicated as obtained from the AMEX, together with dividends paid per share during such periods.

	Trading Prices		Dividends
	High	Low	Paid

2008
1st Quarter	23.50	17.75	.06
2nd Quarter	22.00	17.45	.06
3rd Quarter	26.00	21.75	*
2007
1st Quarter	24.21	21.81	.05
2nd Quarter	24.20	21.00	.05
3rd Quarter	32.85	23.50	.06
4th Quarter	25.55	23.05	.06
2006
1st Quarter	32.00	27.50	.03
2nd Quarter	33.30	29.27	.03
3rd Quarter	29.74	23.50	.04
4th Quarter	24.70	22.60	.04

*	As of the date of this Proxy Statement, no dividend had been declared for the 3rd Quarter of 2008.

As of October 8, 2008, there were approximately 550 shareholders of record of the Common Stock. If the Reverse Stock Split were effected based on this number of holders of our Common Stock, we would only eliminate approximately 225 shareholders of record. As stated above, given this fact, if the shareholders approve the Reverse Stock Split Amendment, the Board of Directors may determine that it is not in the best interests of the Company and our shareholders to file the Reverse Stock Split Amendment given that we will not be able to reduce the number of record holders of our Common Stock below 300 and suspend our reporting obligations under the Exchange Act. Regardless of whether we are able to reduce the number of record holders of our Common Stock below 300 and suspend our reporting obligations under the Exchange Act, the Board of Directors may determine that it is in the best interests of the Company and our shareholders to proceed with the Reverse Stock Split in order to eliminate smaller holders of record of our Common Stock and the costs associated therewith. See “Fairness of the Reverse Stock Split” above for a discussion of the determination of a fair price for fractional shares.

EXCHANGE OF CERTIFICATES AND PAYMENT FOR FRACTIONAL SHARES

If the shareholders approve the Reverse Stock Split Amendment and the Board of Directors determines that it is in the best interests of the Company and our shareholders to move forward with the Reverse Stock Split, the Company will file the Reverse Stock Split Amendment effecting the Reverse Stock Split with the Secretary of State of the State of Rhode Island which will be effective the next business day following such filing (the “Effective Date”). The Reverse Stock Split Amendment will be filed immediately prior to the filing of the Company’s Restated Articles of Incorporation to be filed in connection with the Class B Stock

Authorization, as described below, if the proposal relating to the Class B Stock Authorization is approved by shareholders. The Reverse Stock Split Amendment will provide as follows:

“Upon filing of these Restated Articles of Incorporation (the “Articles”) of the Corporation (the “Effective Time”), each issued and outstanding share of the Corporation’s Common Stock (including each share of treasury stock, the “Pre-Split Common Stock”) shall automatically and without any action on the part of the holder thereof be reclassified as and reduced to one-seventy fifth (1/75) of a share of Common Stock (such reduction of shares designated as the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.01 per share. No fractional shares shall be issued and, in lieu thereof, each holder entitled to receive a cash payment per share for resulting fractional shares equal to $25.00. Whether or not the Reverse Stock Split would result in fractional shares for a holder of record shall be determined on the basis of the total number of shares of Common Stock held by such holder of record as of the close of business on the date immediately preceding the Effective Time.”

Within 30 days of the Effective Date, each holder of an outstanding certificate theretofore representing Common Stock will receive from American Stock Transfer & Trust Company as the Company’s transfer agent (the “Exchange Agent”) instructions for the surrender of such certificate to the Exchange Agent. The instructions will include a Letter of Transmittal to be completed and returned to the Exchange Agent with such certificate. Within 30 days after the surrender to the Exchange Agent of any certificate which represented shares of Common Stock prior to the Reverse Stock Split, together with a duly executed Letter of Transmittal and any other documents the Exchange Agent may specify, the Exchange Agent shall deliver to the person in whose name such certificates have been issued, (i) certificates registered in the name of such person representing the number of full shares of Class A Common Stock into which the shares of Common Stock prior to the Reverse Stock Split represented by the surrendered certificate shall have been reclassified, and/or (ii) cash for fractional shares. Until surrendered as contemplated by the preceding sentence, each certificate which represented shares of Common Stock shall be deemed at and after the Effective Date to represent the number of full shares of Class A Common Stock following the Reverse Stock Split or to represent fractional shares to be purchased by the Company as explained below.

For the purpose of determining ownership of the Common Stock at the Effective Date, shares will be considered to be held by the person in whose name those shares are registered in the stock records of the Company, regardless of the beneficial ownership of those shares. No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any certificate which prior to the approval and filing of the Reverse Stock Split Amendment represented any shares of Common Stock, except that if any certificates for Class A Common Stock following the Reverse Stock Split are to be issued in a name other than that in which the certificates for shares of Common Stock surrendered are registered, it shall be a condition of such issuance that (i) the person requesting such issuance pay to the Company any transfer taxes payable by reason thereof (or prior transfer of such surrendered certificate, if any) or establish to the satisfaction of the Company that such taxes have been paid or are not payable, and (ii) such surrendered certificate shall be properly endorsed and otherwise be in proper form for transfer.

No certificates or scrip representing fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split. Instead, shareholders holding a number of shares of Common Stock not evenly divisible by 75, and shareholders holding less than 75 shares of Common Stock prior to the Reverse Stock Split, within 30 days of surrender of their old certificates, will receive cash in lieu of fractional shares of Common Stock. Surrendering shareholders will not receive interest on their cash payments.

Shareholders should not surrender any certificates representing Common Stock until requested to do so by the Exchange Agent pursuant to a letter of transmittal as described above.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF REVERSE STOCK SPLIT

The following discussion describes certain material U.S. Federal income tax considerations relating to the Reverse Stock Split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed regulations thereunder, legislative history, judicial decisions and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the “IRS”) with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

This discussion may not address certain Federal income tax consequences that may be relevant to particular shareholders in light of their personal circumstances (such as persons subject to the alternative minimum tax) or to certain types of shareholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) who may be subject to special treatment under the Federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT FOR THEM, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

The Reverse Stock Split will not result in recognition of gain or loss to shareholders of the Company, except to the extent a shareholder receives cash in lieu of fractional shares. The adjusted tax basis of the shareholder’s Common Stock following the Reverse Stock Split will be the same as the shareholder’s adjusted tax basis in the Common Stock prior to the Reverse Stock Split. The holding period of Class A Common Stock after the Reverse Stock Split will include the shareholder’s holding in the Common Stock prior to the Reverse Stock Split. No gain or loss will be recognized by the Company upon the Reverse Stock Split.

Shareholders who receive cash in lieu of fractional shares as a result of the Reverse Stock Split will be treated as receiving cash as payment in exchange for their fractional shares of Common Stock, and they will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the adjusted tax basis of the fractional shares surrendered for cash.

The Reverse Stock Split will have no Federal income tax consequences for the Company.

APPRAISAL RIGHTS AND DISSENTER’S RIGHTS

No appraisal or dissenters’ rights are available under Rhode Island law to shareholders who dissent from the Reverse Stock Split Amendment. There may exist other rights or actions under Rhode Island law or Federal or state securities laws for shareholders who can demonstrate that they have been damaged by the Reverse Stock Split. Such causes of action are generally based on alleged breaches of directors’ fiduciary responsibility or the adequacy of corporate disclosure.

Board of Directors Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE REVERSE STOCK SPLIT AMENDMENT, AND “FOR” THE PROPOSAL GRANTING THE BOARD OF DIRECTORS THE AUTHORITY OVER WHETHER TO IMPLEMENT THE REVERSE STOCK SPLIT.

PROPOSAL 3 —

CLASS B STOCK AUTHORIZATION

The Board of Directors voted to propose and recommend approval of the amendment and restatement of our Articles of Incorporation in substantially the form of Appendix B attached hereto (the “Restated Articles”) to provide for the creation of 3,500,000 shares of Class B Common Stock, $.01 par value per share, an increase in the number of authorized shares of our Class A Common Stock from 6,000,000 to 10,000,0000 and to provide for certain transfer and ownership restrictions as described below under “Description of Class B Common Stock.” You are being asked to approve the Restated Articles in order to create the Class B Common

Stock, increase the number of authorized shares of Class A Common Stock and provide for the imposition of the aforementioned transfer and ownership restrictions. If approved, the provisions of the Restated Articles will become effective upon the filing of the Restated Articles with the Secretary of State of the State of Rhode Island. Assuming approval of the proposed Reverse Stock Split, the filing of the Restated Articles will take place either following the filing of the Reverse Stock Split Amendment or a determination by the Board of Directors not to implement the Reverse Stock Split. Following the filing of the Restated Articles and the exchange of certificates for fractional shares as provided above, the Board of Directors intends to declare a dividend of one share of Class B Common Stock for every one share of our Class A Common Stock held by each record holder thereof. Furthermore, regardless of whether the Company implements the Reverse Stock Split or is able to deregister the Common Stock under the Exchange Act, in order to facilitate the Class B Stock Authorization, the Company will delist its shares of the Common Stock from AMEX.

PURPOSE OF THE CLASS B STOCK AUTHORIZATION

The purpose of the Class B Stock Authorization is to establish a capital structure whereby Mr. and Mrs. Eder will consider a reduction in their percentage ownership of the Company’s Common Stock so that we could elect to qualify as a REIT, which would enable the Company to minimize or avoid entirely Federal corporate income taxes. This could benefit shareholders by creating higher yield on their investment in the Company due to the elimination of the obligation of the Company to pay Federal corporate income taxes. One of the qualifications to be taxed as a REIT is that no more than 50% of the shares of a company can be held by five or fewer individuals during the last half of each taxable year. Currently, Mr. and Mrs. Eder control 52.3% of our Common Stock and three other shareholders own more than 5% of our Common Stock. In order for the Company to qualify to be taxed as a REIT, Mr. and Mrs. Eder’s ownership of our issued and outstanding Common Stock would need to be reduced below the 50% level. Mr. and Mrs. Eder are willing to consider a substantial reduction in their ownership of our Common Stock in order for the Company to qualify as a REIT. However, in doing so, Mr. and Mrs. Eder have indicated that they wish to maintain the power to elect a majority of the Company’s Board of Directors. Under the terms of the Class B Stock Authorization, the holders of the Class B Common Stock have the right to elect two-thirds of the Board of Directors. Given that Mr. and Mrs. Eder would own over 50% of the Class B Common Stock following the Class B Stock Authorization, Mr. and Mrs. Eder could sell enough shares of their Class A Common Stock to bring their percentage ownership significantly below the 50% threshold while maintaining the right to elect a majority of the Company’s Board of Directors. There is no assurance that Mr. and Mrs. Eder will commit or be able to dispose of a sufficient number of shares to permit the Company to elect to be taxed as a REIT.

CURRENT CLASS OF COMMON STOCK

The Company currently has a single class of issued Common Stock outstanding. As of the Record Date, there were a total of 3,299,956 shares of our Common Stock outstanding. If the Reverse Stock Split is completed, we anticipate that 25,225 shares of Class A Common Stock will be outstanding following the Reverse Stock Split. In order to allow for the conversion of the Company’s Class B Common Stock to shares of Class A Common Stock if the Reverse Stock Split is not consummated, the Board of Directors approved an amendment to the Company’s current Articles of Incorporation to be included in the Restated Articles that will increase the number of authorized shares of the Company’s Class A Common Stock from 6,000,000 to 10,000,000. There are currently no plans to issue any of the authorized but unissued shares of Class A Common Stock following the filing of the Restated Articles except in connection with a conversion of Class B Common Stock by our shareholders.

CURRENT CLASS OF EXCESS STOCK

The Company currently has 1,000,000 shares of Excess Common Stock, $.01 par value per share, authorized for issuance (the “Excess Stock”). Holders of the Excess Stock do not have any voting rights and are not entitled to any dividends declared by the Company. In addition, Excess Stock is not transferable by any shareholder. In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Company, the beneficial owner of any Excess Stock shall be entitled to receive, ratably with each other holder of shares of our common stock, that portion of the assets of the Company’s available for distribution to the holders of our common stock as the number of shares of Excess Stock held by such holder bears to the total number of shares of our common stock then outstanding.

If, at any time after the filing of the Restated Articles, certain share ownership limitations as described below under “Description of Class B Common Stock” would be exceeded by a shareholder, the amount of such person’s Class A Common Stock that is necessary to bring such person’s share ownership below the share ownership limitations would convert automatically to an equivalent number of shares of Excess Stock. If there are not a sufficient number of shares of Class A Common Stock to bring such person’s share ownership below the share ownership limitations, then such person’s Class B Common Stock would automatically convert to Excess Stock, in an amount necessary to fall within such limitations. Upon any purported transfer that results in a conversion of our common stock into Excess Stock, such shares of Excess Stock will be deemed to have been transferred to the Company as trustee of a separate trust for the exclusive benefit of the person or entity to whom such Excess Stock was purported to be transferred. The beneficial owner of Excess Stock shall have no rights in the Excess Stock, except the right to designate a subsequent transferee of such shares of Excess Stock. The transfer of Excess Stock to any subsequent transferee will be permitted, provided that (i) the shares of Excess Stock to be transferred would not be Excess Stock in the hands of the subsequent transferee and (ii) the beneficial owner of the Excess Stock does not receive a price for the Excess Stock in excess of (x) the price such beneficial owner paid for the common stock in the transfer that resulted in the conversion of such stock to Excess Stock, or (y) if the beneficial owner did not give value for such stock (e.g., the shares were received through a gift, devise or other transaction), a price equal to the aggregate market price for all shares of our common stock held by such beneficial owner that were converted into Excess Stock on the date of the purported transfer that resulted in the Excess Stock. Upon any transfer of Excess Stock permitted under the foregoing sentence, the shares of Excess Stock being transferred shall automatically convert into an equal number of shares of the same class and series of our common stock from which they were originally exchanged.

Notwithstanding the foregoing , if there is an event resulting in the conversion of Class A or Class B Common Stock to Excess Stock, all shares of Excess Stock would be deemed to have been offered for sale to the Company at a price per share equal to the lesser of the price per share of stock in the transaction that created the Excess Stock or the market price per share of Class A or Class B Common Stock from which such Excess Stock was created. The Company would have the right to accept such offer at any time until ninety (90) days after the date on which the purported owner or transferee gives the Company notice of any event or purported transfer that results in the exchange of Excess Stock for Class A or Class B Common Stock.

DESCRIPTION OF CLASS B COMMON STOCK

The Class B Stock Authorization will create Class B Common Stock consisting of 3,500,000 authorized shares, $.01 par value per share. The holders of the Class B Common Stock will be entitled to elect two-thirds of our Board of Directors and, except for the election of directors, the Class A and Class B Common Stock will vote together as a single class on all matters required to be submitted to the shareholders for approval. The holders of the Class B Common Stock will also be entitled to receive dividends on the same basis as declared by the Company with respect to the Class A Common Stock. Furthermore, shares of our Class B Common Stock would be freely convertible at any time into an equal number of shares of our Class A Common Stock.

Under the Restated Articles, certain transfer and ownership restrictions would take effect immediately upon filing of the Restated Articles. These include restrictions on transfers of the Class A and Class B Common Stock that would (i) result in the Company having less than 120 shareholders or would otherwise cause the disqualification of the Company as a REIT or (ii) result in any shareholder in the future acquiring greater than 5% of the aggregate number and value of the Class A and Class B Common Stock, or if already having 5% or greater interest, from acquiring more shares. Certificates for shares of our Class A and Class B Common Stock will contain a legend notifying shareholders of the existence of these restrictions and advising shareholders that they may obtain a copy of the Restated Articles upon written request. Information regarding these restrictions will also be contained in certain of the Company’s filings to be made with the OTCQX upon listing of the Company’s Class A Common Stock.

Assuming approval of the Class B Stock Authorization by shareholders, the Company will file the amendment regarding the creation of the Class B Common Stock. After the filing of the amendment, the Board of Directors will declare a dividend whereby each existing shareholder or, in the event that the Reverse Stock Split has been implemented, each shareholder remaining after the Reverse Stock Split, would be entitled to receive one share of Class B Common Stock for every one share of Class A Common Stock held by such shareholder.

Following the issuance of the Class B Common Stock within one hundred twenty (120) days of the filing of the Restated Articles of Incorporation of the Company in connection with the Class B Stock Authorization, any issuance of the remaining authorized but unissued shares of Class B Common Stock or rights convertible into shares of Class B Common Stock must be approved by the holders of a majority of the outstanding shares of Class B Common Stock.

IMPACT ON EXISTING SHAREHOLDERS

The approval of the Restated Articles providing for the creation of the Class B Common Stock and the issuance of the Class B Common Stock to our shareholders will impact the rights of our Class A Common Stock shareholders in the following manner. First, the holders of Class B Common Stock will have the right to elect two-thirds of our Board of Directors. Given that the Board of Directors has indicated that each existing Class A Common Stock shareholder or, in the event the Reverse Stock Split is implemented, each Class A Common Stock shareholder remaining after the Reverse Stock Split will receive one share of Class B Common Stock for every share of Class A Common Stock owned by them, there will be little or no effect on the relative voting power of our continuing shareholders. Second, to the extent that any shareholder seeks to transfer or acquire shares of our common stock that would (i) result in the Company having less than 120 shareholders or would otherwise cause the disqualification of the Company as a REIT or (ii) result in any shareholder in the future acquiring greater than 5% of the aggregate number and value of the Class A and Class B Common Stock, or (iii) if already having 5% or greater interest, from acquiring more shares, such transfer or acquisition will be void and result in the conversion of those shares subject to any such transaction to be automatically converted into shares of Excess Stock. The Class B Common Stock will be issued at such time as the Board of Directors shall determine but in no event prior to the time the Reverse Stock Split is effected or following a determination by the Board of Directors that the Reverse Stock Split should not be effected.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF CLASS B STOCK AUTHORIZATION

The following discussion describes certain material U.S. Federal income tax considerations relating to the Class B Stock Authorization. This discussion is based upon the Code, existing and proposed regulations thereunder, legislative history, judicial decisions and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the IRS with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

This discussion may not address certain Federal income tax consequences that may be relevant to particular shareholders in light of their personal circumstances (such as persons subject to the alternative minimum tax) or to certain types of shareholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) who may be subject to special treatment under the Federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES OF THE CLASS B STOCK AUTHORIZATION FOR THEM, INCLUDING THE

APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

The issuance of Class B Common Stock to our shareholders is structured to qualify as a tax-free stock dividend. Accordingly, you will not recognize a taxable gain or loss as a result of the receipt of any shares of Class B Common Stock. U.S. Federal income tax laws require that your tax basis in our Class A Common Stock held before the issuance of the Class B Common Stock must be allocated between your shares of Class A Common Stock and the shares of Class B Common Stock received as part of the Class B Stock Authorization.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE CLASS B STOCK AUTHORIZATION.

FORWARD-LOOKING STATEMENTS.

This Proxy Statement contains forward-looking statements. Additional written or oral forward-looking statements may be made by the Company from time to time in filings with the SEC or otherwise. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Further events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. Statements in this Proxy Statement describe factors that could contribute to or cause such differences.

We caution you not to place undue reliance on any forward-looking statements made by, or on behalf of, the Company in this Proxy Statement or in any of our filings with the SEC or otherwise. Additional information with respect to factors that may cause the results to differ materially from those contemplated by forward-looking statements is included in our current and subsequent filings with the SEC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of October 15, 2008, to the best of the Company’s knowledge, no person (including any “group”, as that term is used in Section 13(d)(3) of the Exchange Act) was the beneficial owner of more than five percent of the Company’s outstanding Common Stock, $.01 par value, except as follows:

	Number of		Percent
Name and Address	Shares Held		of Class

Robert H. Eder and Linda Eder 120 Sunset Avenue Palm Beach, Florida 33480	1,726,710	(1)	52.3%
Lance S. Gad 1250 Fence Row Drive Fairfield, Connecticut 06430	191,048		5.8%
TowerView LLC 500 Park Avenue New York, New York 10022	262,500		5.1%
Morris Propp 366 Eagle Drive Jupiter, Florida 33477	166,320		5.0%

The following table reflects as of October 15, 2008, the beneficial ownership of shares of Common Stock of the Company by directors and officers of the Company, all shares being owned directly except as otherwise noted:

Name of Individual or	Number of		Percent
Identification of Group	Shares Held		of Class

Barbara J. Dreyer	6,600		*
Robert H. Eder	1,726,710	(1)	52.3%
Alfred J. Corso	1,013		*
Roy J. Nirschel	101		*
Harris N. Rosen	5,060	(2)	*
Todd D. Turcotte	100		*
Includes six directors and officers as a group	1,743,419		52.8%

*	Less than 1%

(1)	Robert H. Eder and Linda Eder are husband and wife, and each holds 863,355 shares of Common Stock directly.

(2)	Harris N. Rosen beneficially owns 5,060 shares of Common Stock which are held by his spouse.

DOCUMENTS INCORPORATED BY REFERENCE

The following documents are incorporated by reference in this proxy statement and included herewith:

•	Annual Report on Form 10-K for the year ended December 31, 2007

•	Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that is also or is deemed to be incorporated by reference herein modifies or supersedes such statement.

If any shareholder would like a copy of any of the information incorporated by reference in this Proxy Statement (other than exhibits to such information, unless such exhibits are specifically incorporated by reference into such information), we will provide it without charge.

Shareholders seeking to receive copies of the documents incorporated by reference into this proxy statement or any other information about us, should call or write the Company at 100 Dexter Road, East Providence, Rhode Island 02914, telephone number (401) 435-7171.

OTHER MATTERS

No business other than that set forth in the attached Notice of Meeting is expected to come before the annual meeting. Should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company.

By Order of the Board of Directors

STEPHEN J. CARLOTTI
Secretary

Dated: October 27, 2008

APPENDIX A

Special Committee to the Board of Directors
Capital Partners, Inc.
100 Dexter Road
East Providence, RI 02914
July 29, 2008

Re: Opinion of the Special Committee’s Financial Advisor

Dear Members of the Special Committee:

We understand that Capital Properties, Inc. (“CPI” or the “Company”), a Rhode Island corporation, intends to effect a seventy-five to-one reverse split of its Class A common stock (the “Stock Split”) . Following the Stock Split, the Company would expect to take action to delist its common stock with the American Stock Exchange and deregister its common stock under the Securities Exchange Act of 1934, as amended (the “Transaction”). As a result of the Stock Split each shareholder will receive one common share for each seventy-five pre-split common shares. For any shareholding left thereafter of less than seventy-five pre-split common shares the shareholder will receive $25.00 for each remaining pre-split common share.

McFarland Dewey & Co., LLC (“McFarland Dewey”) has been engaged by the Special Committee to the Board of Directors of CPI (“Special Committee”) to render an opinion to the Special Committee as to whether, from a financial point of view, the amount of cash to be paid by CPI for fractional shares in the Transaction is fair to the unaffiliated shareholders of the Company, which consists of those whose fractional shares would be redeemed for cash as part of the Transaction (the “Opinion”).

In performing our analysis for purposes of our Opinion set forth herein, we have, among other things:

a) Reviewed the terms and conditions of the Transaction;

b) Reviewed publicly available financial information and other data with respect to CPI, including the Form 10-K’s for the fiscal years ended December 31, 2002 through 2007 and the Form 10-Q for March 31, 2008, as well as certain other public filings made;

c) Reviewed certain informal information and other data relating to the business and financial prospects of CPI

d) Conducted an on-site visit and held discussions with the senior management CPI regarding the historic, current, and future outlook of CPI;

e) Discussed with CPI Management its plans with respect to possibly becoming taxed as a Real Estate Investment Trust (“an REIT”) in the future;

f) Reviewed financial and operating information with respect to certain publicly-traded companies in businesses we believe to be comparable in certain aspects to the businesses of the Company;

g) Performed a study of a range of discounted present values of projected possible operating cash flow of CPI over the next 10 years;

h) Analyzed historic trading prices and volumes in CPI shares over the past five years;

i) Analyzed some other recent reverse and forward split transaction and premiums paid in such transactions as fractional share consideration;

j) Reviewed the annual cost savings projected by CPI Management that might be achieved through delisting and deregistration; and

k) Performed other financial studies, analyses and investigations and considered such other information, as we deemed necessary or appropriate.

We have relied upon and assumed, without independent verification, the accuracy, completeness and reasonableness of the financial, legal, tax, and other information reviewed by us and have assumed its accuracy and completeness for purposes of rendering an opinion. In addition, we have not made any independent evaluation or appraisal of any of the assets or liabilities, contingent or otherwise, of the Company, nor have we been furnished with any such evaluation or appraisal. We have further relied upon the assurances and representations from CPI Management that they are unaware of any facts that would make the information provided to us to be incomplete or misleading for the purposes of our Opinion.

Our Opinion is necessarily based upon such information made available to us, as well as the economic, monetary, market, financial and other conditions as they exist as of the date of this letter. We disclaim any obligation to advise the Special Committee or any person of any change in any fact or matter affecting our Opinion, which may come or be brought to our attention after the date of this Opinion.

Each of the analyses conducted by McFarland Dewey was carried out to provide a different perspective on the Transaction. McFarland Dewey did not form a conclusion as to whether any individual analysis, when considered in isolation, supported or failed to support our Opinion as to the fairness of the Transaction to the unaffiliated shareholders. McFarland Dewey believes that its analyses taken as a whole, supports its Opinion. Accordingly, McFarland Dewey believes that the several features of its analyses and the factors it considered must be included in their entirety in connection with the conclusion of our Opinion.

Our Opinion does not constitute a recommendation to proceed with the Transaction. This Opinion relates solely to the question of the fairness of the fractional share price being paid to unaffiliated shareholders. We are expressing no opinion as to the income tax consequences of the Transaction to the unaffiliated shareholders.

McFarland Dewey, as part of its investment banking services, is regularly engaged in the valuation of business and securities in connection with mergers and acquisitions, private placements, capital restructuring, and valuations for corporate and other purposes. McFarland Dewey provide the Company with financial advice in 1998 in the context of CPI’s evaluation of the possible benefits of becoming taxed as an REIT. McFarland Dewey will receive a fee from CPI upon delivery of this Opinion. In an engagement letter dated May 22, 2008, CPI has agreed to indemnify McFarland Dewey with respect to McFarland Dewey services relating to the Opinion.

Based on and subjected to the foregoing, it is our opinion that, as of the date hereof, the Transaction Consideration cash payment of $25.00 per fractional share to be received by the unaffiliated shareholders of the Company, which consists of those whose fractional shares would be paid for in cash from CPI as part of the Transaction, is fair, from a financial point of view, to such shareholders.

Very truly yours,

/s/  McFarland Dewey & Co., LLC
McFarland Dewey & Co., LLC

Special Committee to the Board of Directors
Capital Properties, Inc.
100 Dexter Road
East Providence, RI 02914

September 18, 2008

Re: Opinion of the Special Committee’s Financial Advisor

Dear Members of the Special Committee:

This letter is to confirm our opinion to the Special Committee dated July 29, 2008 that the payment of $25.00 per fractional share to be paid as part of a seventy-five to one reverse split (the Transaction) of the Capital Properties, Inc. (the Company or CPI) Class A common stock is fair, from a financial point of view, to the Company’s unaffiliated shareholders.

In preparing this confirmation we have re-examined the factors and conditions that contributed to our opinion of July 29th and have found no material changes that would cause us to alter our original conclusion. As we discussed in some detail when presenting our opinion to the Special Committee and the Board of Directors, we among other things:

a) Reviewed the terms and conditions of the Transaction;

b) Reviewed publicly available financial information and other data with respect to CPI, including the Form 10-K’s for the fiscal years ended December 31, 2002 through 2007 and the Forms 10-Q for March 31, 2008 and June 30, 2008, as well as certain other public filings. This review included the consideration of historical and recent financial results including examination of the income statements, balance sheets, with particular attention to book values and attendant liabilities, and cash flow statements, including the accompanying footnotes. Although in some instances book value can be a significant accounting and valuation tool we do not believe that the historical costs of CPI’s assets are a meaningful indication of CPI’s value as an ongoing business or in a liquidation. Furthermore, given the fact that CPI will continue as a going concern after the Transaction we did not deem the value of the Company in a liquidation as relevant;

c) Reviewed certain informal information and other data relating to the business and financial prospects of CPI;

d) Conducted an on-site visit and held discussions with the senior management of CPI regarding the historic, current, and future outlook of CPI;

e) Discussed with CPI management its plans with respect to possibly becoming taxed as a Real Estate Investment Trust in the future;

f) In order to evaluate the prospects of CPI as an on going business, performed a study of a range of discounted present values of projected possible operating cash flow outcomes for the Company over the next ten years;

g) Reviewed the tax assessors’ valuations for the properties in East Providence and Providence and the 2007 purchase of the Steeple Street property and held discussions with third parties relating to commercial real estate values in the relevant markets. While sometimes useful as indication of values we do not believe, given the time involved in an orderly liquidation, the uncertainty of markets, the possibility of double taxation that a liquidation analysis is a reliable indirect indicator of share value in this instance;

h) Reviewed financial and operating information with respect to certain publicly-traded companies in businesses we believe to be comparable in certain aspects to the businesses of the Company including, among other things, numerical comparisons relating to size of revenue and valuation, reported profit margins, valuations relative to reported shareholders’ equity, and historic changes in possibly relevant comparable valuation ratios;

i) Analyzed historic and recent trading prices and volumes in CPI shares over the past five years;

j) Analyzed some other recent reverse and forward split transactions and premiums paid in such transactions as fractional share consideration;

k) Reviewed the annual cost savings projected by CPI management that might be achieved through delisting and deregistration; and

l) Performed other financial studies, analyses and investigations and considered such other information, as we deemed necessary or appropriate.

As in presenting the original opinion, we have relied upon and assumed, without independent verification, the accuracy, completeness and reasonableness of the financial, legal, tax, and other information reviewed by us and have assumed its accuracy and completeness for the purpose of rendering an opinion. In addition, we have not made any independent evaluation or appraisal of any of the assets or liabilities, contingent or otherwise, of the Company, nor have we been furnished with any such evaluation or appraisal, other than the municipal tax assessors’ valuations. We have further relied upon the assurances and representations from CPI management that they are unaware of any facts that would make the information provided to us to be incomplete or misleading for the purposes of our opinion. This included assurances that the Company had not received any inquiries or other approaches indicating any interest in acquiring CPI during the last two years from the date of this letter.

All other observations, qualifications and statements made in our original opinion that effect our conclusion are assumed to be operative for this confirmation.

Very truly yours,

/s/  McFarland Dewey & Co., LLC
McFarland Dewey & Co., LLC

APPENDIX B

RESTATED
ARTICLES OF INCORPORATION
OF
CAPITAL PROPERTIES, INC.

FIRST:  The name of the corporation is Capital Properties, Inc.

SECOND:  The period of its duration is perpetual.

THIRD:  The specific purpose or purposes which the Corporation is authorized to pursue are:

(a) Purposes and Powers.  The purpose or purposes which the Corporation is authorized to pursue are to buy, sell, hold and otherwise deal in the shares of stock and other securities of any other corporation or corporations, and to conduct any and all lawful business for which corporations may be incorporated under the Rhode Island Business Corporation Act (as amended or supplemented from time to time, [the “RIBCA”]). The foregoing purposes shall be in no way limited or restricted by reference to, or inference from, the terms of any other provision of the Corporation’s Articles of Incorporation (as amended, restated or supplemented from time to time, the “Charter”), and each shall be regarded as independent. The foregoing purposes are also to be construed as powers of the Corporation, and shall be in addition to and not in limitation of the general powers of corporations under the laws of the State of Rhode Island.

(b) Real Estate Investment Trust.  Without limiting the generality of the foregoing purpose, business and objects, at such time or times as the Board of Directors of the Corporation determines that it is in the interest of the Corporation and its shareholders that the Corporation engage in the business of, and conduct its business and affairs so as to qualify as, a real estate investment trust (as that phrase is defined under Section 856 of the Internal Revenue Code of 1986, as amended [the “Code”], and all references to any provision of such Code shall be deemed to be references to any amendment, modification or successor provision thereof), the purpose of the Corporation shall include engaging in the business of a real estate investment trust (“REIT”). This reference to such purpose shall not make unlawful or unauthorized any otherwise lawful act or activity that the Corporation may take that is inconsistent with such purpose.

FOURTH:  The aggregate number of shares which the Corporation has authority to issue is:

I.	Authorized Stock

(a) The total number of shares of stock of all classes of stock that the Corporation shall have the authority to issue is Fourteen Million Five Hundred Thousand (14,500,000). The classes and aggregate number of shares of stock and par value of each class which the Corporation shall have authority to issue are as follows: (1) Ten Million (10,000,000) shares of Class A Common Stock, $0.01 par value per share (“Class A Common Stock”); (2) Three Million Five Hundred Thousand (3,500,000) shares of Class B Common Stock, $0.01 par value per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”); and (c) One Million (1,000,000) shares of Excess Common Stock, $0.01 par value per share (“Excess Stock”). To the extent permitted by Rhode Island law, the Board of Directors, without any action by the shareholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of Common Stock or the number of shares of Common Stock of any class or series that the Corporation has authority to issue.

(b) If the Board of Directors authorizes the creation of any class of equity interests other than Common Stock, and such class of equity interests will not be “publicly-offered securities” as defined in Section 2510.3-101 of the U.S. Department of Labor Regulations as in existence on the date hereof and as amended, modified or supplanted hereafter (the “DOL Regulations”), the Board of Directors will limit the equity participation in such class by “benefit plan investors” (which means any employee benefit plan as defined in section 3(3) of the Employees Retirement Income Security Act of 1974, as amended, or any plan described in section 4975(c) of the Code), so that their participation will not become “significant” as defined in the DOL Regulations.

II.	Ranking, Dividends, Rights on Liquidation and Voting

(a) Ranking.  Notwithstanding anything to the contrary contained in this Charter, except as may be specifically provided for herein, the Class A Common Stock and the Class B Common Stock are to be pari passu in all respects.

(b) Dividend Rights.  The holders of shares of Class A Common Stock and Class B Common Stock shall be entitled to receive such equal dividends as may be authorized by the Board of Directors out of assets legally available therefor.

(c) Rights Upon Liquidation or Merger.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, each holder of shares of Common Stock shall be entitled to receive, ratably with each other holder of shares of Common Stock or Excess Stock resulting from the conversion of Common Stock, that portion of the assets of the Corporation available for distribution to the holders of its Common Stock and Excess Stock as the number of shares of Common Stock and/or Excess Stock held by such holders bears to the total number of shares of Common Stock and Excess Stock then outstanding. In the event of a merger or consolidation of the Corporation with or into any other Person, the Board of Directors may in its discretion, immediately prior to the closing of such transaction, (i) redeem any outstanding Excess Stock in accordance with the provisions of Article SIXTH, Section II(e)(vii) hereof (except such provisions limiting the time in which the Corporation may exercise its redemption rights), (ii) convert such shares of Excess Stock into shares of Class A Common Stock or Class B Common Stock (as applicable), (iii) make appropriate arrangements for the surviving entity in any such transaction to create a like class of shares to be held in trust in substantially the same manner as the Excess Stock to exchange for such Excess Stock in such transaction, or (iv) make such other arrangements with respect to the Excess Stock as the Board of Directors deems appropriate.

(d) Voting Rights.  Except as specifically set forth below, or as otherwise required by law, the holders of Class A Common Stock and the holders of Class B Common Stock shall vote together (or render written consents in lieu of a vote) as a single class on all matters submitted to the shareholders of the Corporation. Except as specifically set forth below, the holders of shares of Common Stock shall be entitled to vote on all matters submitted to the holders of Common Stock for a vote, at all meetings of the shareholders, and each holder of shares of Common Stock shall be entitled to one vote for each share of Common Stock held by such shareholder.

(e) Conversion.  Shares of Common Stock shall automatically and without further action be converted into shares of Excess Stock, and shares of Excess Stock shall be converted into shares of Common Stock, at the times and in the manner provided in Article SIXTH, Section II(e) hereof. Such conversions shall not require the tender, cancellation or issuance of any certificate representing such shares of Excess Stock or Common Stock.

III.	Class A Common Stock

(a) Class A Directors.  The holders of the Class A Common Stock, voting as a separate class, shall be entitled to elect one-third (1/3) of the membership of the Board of Directors, or if the membership of the Board of Directors is not evenly divisible by three (3), the number of members equal to the whole numbers resulting from dividing the total authorized number of Directors by three (3) and rounding the result up to the nearest whole number (the “Class A Directors”). At any annual or special meeting of the Corporation held for the purpose of electing Directors, the presence in person or by proxy of the holders of a majority of the then outstanding shares of Class A Common Stock shall constitute a quorum for the election of the Class A Directors. The holders of at least a majority of the then outstanding shares of Class A Common Stock (voting as a separate class) present in person or by proxy at any meeting relating to the election of Directors (calculated after the determination of a quorum) shall then be entitled to elect the Class A Directors.

(b) Major Corporate Actions.  In addition to those matters which Rhode Island law requires the separate class vote of the holders of the Class A Common Stock, the Corporation will not, without the consent of the holders of a majority (or such greater amount as may be required by law) of the Class A Common Stock, voting as a separate class, take any of the following actions (each, a “Major Corporate Action”):

(i) Mergers, Consolidations, Sales of Assets.  Merge or consolidate with, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of related transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any corporation, limited liability company, partnership, trust or any other entity of any kind or nature whatsoever or natural person (each a “Person”), or enter into any agreement to do any of the foregoing, or permit any subsidiary to do so, except that any wholly owned subsidiary may merge into or consolidate with or transfer substantially all of its assets to the Corporation or any other wholly owned subsidiary.

(ii) Liquidation.  Liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction.

(iii) Amendments to Charter.  Amend or waive any provision of this Charter.

IV.	Class B Common Stock

(a) Class B Directors.  The holders of the Class B Common Stock, voting as a separate class, shall be entitled to elect all of the membership of the Board of Directors other than those elected by the holders of the Class A Common Stock (the “Class B Directors”). At any annual or special meeting of the Corporation held for the purpose of electing Directors, the presence in person or by proxy of the holders of a majority of the then outstanding shares of Class B Common Stock shall constitute a quorum for the election of the Class B Directors. The holders of at least a majority of the then outstanding shares of Class B Common Stock (voting as a separate class) present in person or by proxy at any meeting relating to the election of Directors (calculated after the determination of a quorum) shall then be entitled to elect the Class B Directors.

(b) Major Corporate Actions.  In addition to those matters which Rhode Island law requires the separate class vote of the holders of the Class B Common Stock, the Corporation will not, without the consent of the holders of a majority (or such greater amount as may be required by law) of the Class B Common Stock, voting as a separate class, take any Major Corporate Action.

(c) Conversion.  Shares of Class B Common Stock shall be convertible into the same number of shares of Class A Common Stock at anytime upon the election of the holder thereof with written instructions to the Corporation. Upon an election of conversion made by any holder pursuant to the preceding sentence, such holder shall surrender the certificates representing such shares of Class B Common Stock at the office of the Corporation or of its transfer agent. Thereupon, there shall be issued and delivered to such holder a certificate or certificates for the same number of shares of Class A Common Stock. The Corporation shall not be obligated to issue such certificates unless certificates evidencing the shares of Class B Common Stock being converted are either delivered to the Corporation or any such transfer agent, or the holder notifies the Corporation that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

V.	Excess Stock

The voting, distribution, redemption and certain other rights, qualifications and limitations of shares of Excess Stock are set forth in Article SIXTH, Section II(e) hereof. Excess Stock is intended to be treated as a separate class of Common Stock for purposes of applying Section 562(c) of the Code relating to preferential dividends.

VI.	Dividends or Distributions

The Directors may from time to time authorize the payment to shareholders of Class A and Class B Common Stock of such dividends or distributions in cash, property or other assets of the Corporation or in securities of the Corporation or from any other source as the members of the Board of Directors of the Corporation in their discretion shall determine.

VII.  Issuance of Stock

The Board of Directors may authorize the issuance from time to time of shares of Class A Common Stock, whether now or hereafter authorized, or securities or rights convertible into shares of Class A Common Stock, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a share split, reverse share split or dividend), subject to such restrictions or limitations, if any, as may be set forth in the By-laws. Any issuance of shares of Class B Common Stock or rights convertible into shares of Class B Common Stock occurring more than one hundred twenty (120) days after the filing of these Restated Articles of Incorporation with the Secretary of State of the State of Rhode Island must be approved by the holders of a majority of the outstanding shares of Class B Common Stock.

FIFTH:  Existing provisions, if any, dealing with the preemptive right of shareholders pursuant to § 7-1.2-613 of the General Laws, 1956, as amended:

No holder of any Common Stock or any other securities of the Corporation whether now or hereafter authorized, shall have any preferential or preemptive rights to subscribe for or purchase any unissued or treasury stock or any other securities of the Corporation, except as otherwise provided by the Board of Directors or as may be provided otherwise by contract.

SIXTH:  Existing provisions, if any, for the regulation of the internal affairs of the Corporation are:

I.	Board of Directors

(a) Number.  The number of Directors of the Corporation shall be five (5), which number may be increased or decreased pursuant to the By-laws; provided, however, that the number of Directors shall never be more than twelve (12) nor less than three (3); provided that the tenure of office of a Director shall not be affected by any decrease in the number of Directors. Each Director shall serve until the next annual meeting of shareholders and until his or her successor is elected and qualifies. Any vacancy in the Board of Directors caused by increase in the number of Directors shall be classified as a Class A Director vacancy or a Class B Director vacancy. Each Class A Director vacancy shall be filled in the same manner as a vacancy of a Class A Director resulting from his or her death, resignation, retirement, disqualification, removal from office or any other cause as set forth in paragraph (b) below. Each Class B Director vacancy shall be filled in the same manner as a vacancy of a Class B Director resulting from his or her death, resignation, retirement, disqualification, removal from office or any other cause as set forth in paragraph (b) below. When classifying a vacancy, the Board of Directors shall, to the extent practicable, maintain the ratio of Class A Directors to Class B Directors such that one-third (1/3) of the membership of the Board of Directors, or if the membership of the Board of Directors (including the vacancy caused by the increase in the number of Directors) is not evenly divisible by three (3), the number of members equal to the whole number resulting from dividing the total number of authorized Directors by three (3) and rounding the result up to the nearest whole number shall be Class A Directors and the remaining shall be Class B Directors.

(b) Election.  At the first annual meeting following the date of these Restated Articles of Incorporation, the members of the Board of Directors shall classify themselves into Class A Directors and Class B Directors with one-third (1/3) of the membership of the Board of Directors, or if the membership of the Board of Directors is not evenly divisible by three (3), the number of members equal to the whole numbers resulting from dividing the total authorized number of Directors by three (3) and rounding the result up to the nearest whole number being Class A Directors and the remainder of the membership being Class B Directors. At each annual meeting of shareholders, the Director(s) will be elected to hold office for a term expiring at the next annual meeting by a vote of a plurality of all the votes cast on the matter at a meeting of shareholders at which a quorum is present. No cumulative voting in the election of Directors is permitted. Each Director will hold office until the next annual meeting of shareholders and until his successor is duly elected and qualifies. Any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or any other cause of a Class A Director or Class B Director shall be filled by the affirmative vote of a plurality of all the votes of holders of Class A Common Stock voting to fill a vacancy in a Class A Directorship or a plurality of all the votes of holders of Class B Common Stock voting to fill a vacancy in a Class B Directorship cast on the matter at a meeting of shareholders or by a majority of the remaining Class A Directors or Class B Directors then in office, as the case may be, or by consent vote of the shareholders of the Class A Common Stock or Class B Common Stock, as the case may be.

(c) Resignation, Removal or Death.  Any Director may resign from the Board of Directors or any committee thereof at any time by written notice to the Board of Directors, effective upon execution and delivery to the Corporation of such notice or upon any future date specified in the notice. A Director may be removed from office without cause at a meeting of the shareholders called for that purpose or by written consent of the shareholders, provided, however, that a Class A Director may be removed only by the affirmative vote of holders of a majority of the outstanding shares of Class A Common Stock and a Class B Director may be removed only by the affirmative vote of holders of a majority of the outstanding shares of Class B Common Stock.

(d) Powers.  Subject to the express limitations herein or in the By-laws, the business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The Board of Directors shall have and may exercise all the rights, powers and privileges of the Corporation except those that are, by law, this Charter or the By-laws, conferred upon or reserved to the shareholders.

II.	Limitations on Transfer and Ownership

(a) Limitations on Transfer.  Stock shall be freely transferable by the record owner thereof, subject to the provisions of paragraph (b) below and provided that any purported acquisition or transfer of Common Stock that would result in the Corporation’s Common Stock being beneficially owned by fewer than one hundred twenty (120) Persons or would otherwise cause the Corporation to disqualify for taxation as a REIT shall be void ab initio, except to the extent necessary to give effect to paragraph (j) below. Any purported transfer of Stock that, if effective, would result in a violation of paragraph (b) below (unless excepted from the application of such paragraph (b) pursuant to paragraph (f) below) shall be void ab initio as to the transfer of that number of shares of Stock that would otherwise be beneficially owned by a shareholder in violation of paragraph (b) below, the intended transferee of such shares shall acquire no rights therein and the transfer of such shares will not be reflected on the Corporation’s Stock record books. For purposes of this Article SIXTH, Section II, a “transfer” of shares of Stock shall mean any sale, transfer, gift, hypothecation, pledge, assignment, or other disposition, whether voluntary or involuntary, by operation of law or otherwise.

(b) Limitations on Ownership.  On or after the filing of these Restated Articles of Incorporation, except as provided in paragraph (f) below, no Person shall at any time directly or indirectly acquire or hold beneficial ownership of that number of shares of Common Stock the aggregate value of which at any time exceeds 5.0% of the aggregate value of all outstanding Common Stock of the Corporation (the “Share Ownership Limit”). In determining the beneficial ownership of any Person, the constructive ownership rules of Section 544 of the Code, as modified by Section 856(h) of the Code, shall apply. For purposes of this paragraph (b), (i) the value of any shares of Stock shall be determined in the manner established by the Board of Directors, and (ii) a Person shall be deemed to be the beneficial owner of the Stock that such person (A) actually owns, (B) constructively owns after applying the rules of Section 544 of the Code as modified in the case of a REIT by Section 856(h) of the Code, or (C) has the right to acquire upon exercise of outstanding rights, options and warrants, and upon conversion of any securities convertible into or exchangeable for Stock, if any.

(c) Shareholder Information.  Each shareholder shall, upon demand of the Corporation disclose to the Corporation in writing such information with respect to his or its direct and indirect beneficial ownership of the Common Stock as the Board of Directors in its discretion deems necessary or appropriate in order that the Corporation may fully comply with all provisions of the Code relating to REITs and all regulations, rulings and cases promulgated or decided thereunder (the “REIT Provisions”). In the event that any shareholder fails or refuses to comply with a demand of the Corporation with respect to his, her or its direct and indirect beneficial ownership of the Common Stock, then the Board of Directors may convert all, or any lesser number, of such shareholder’s shares of Common Stock as it, in its sole and absolute discretion, deems necessary or appropriate into Excess Stock in accordance with the procedures set forth in paragraph (e) below or refuse to recognize the transfer.

(d) Transferee Information.  Whenever the Board of Directors deems it reasonably necessary to protect the Corporation’s ability to qualify as a REIT, or if already qualified, its taxable status as a REIT, under the REIT Provisions, the Board of Directors may require a statement or affidavit from each shareholder or proposed transferee of Common Stock setting forth the number of shares of Common Stock already beneficially owned by such proposed transferee and any related person specified by the Board of Directors. If, in the opinion of the Board of Directors, any transfer or proposed transfer may jeopardize the Corporation’s ability to qualify as a REIT, or if already qualified, its taxable status as a REIT, the Board of Directors shall have the right, but not the duty, after learning of such transfer or proposed transfer, to void such transfer or refuse to permit the transfer of such Common Stock. All contracts for the sale or other transfer of Common Stock shall be subject to this paragraph (d).

(e) Excess Stock.

(i) Conversion into Excess Stock.  Shares of Common Stock shall be converted into Excess Stock in accordance with subparagraphs (A) and (B) below. All shares of Common Stock converted into shares of Excess Stock shall revert to the Corporation, subject to the provisions of subsection (ii) hereof.

(A) If, notwithstanding the other provisions contained in this Article SIXTH, Section II, at any time there is a purported transfer of Common Stock or a change in the capital structure of the Corporation (including any redemption of Excess Stock pursuant to subsection (vii) hereof) as a result of which any Person would beneficially own Common Stock in excess of the Share Ownership Limit, then, except as otherwise provided in Article SIXTH, Section II(f) hereof, shares of the Class A Common Stock of such Person in excess of the Share Ownership Limit (rounded up to the nearest whole share) shall automatically and without further action be converted into an equal number of shares of Excess Stock, provided that if the conversion of all of such Person’s shares of Class A Common Stock into Excess Stock would not result in such Person’s aggregate Common Stock ownership being below the Share Ownership Limit, then, after all of such Person’s shares of Class A Common Stock have been converted into Excess Stock, that number of such Person’s shares of Class B Common Stock sufficient to bring such Person’s aggregate Common Stock ownership below the Share Ownership Limit shall automatically and without further action be converted into an equal number of shares of Excess Stock. Such conversion shall be effective as of the close of business on the business day prior to the date of the purported transfer of Common Stock or the change in capital structure, or such other date as determined by the Board of Directors.

(B) If, notwithstanding the other provisions contained in this Article SIXTH, Section II, at any time there is a purported transfer of Common Stock or a change in the capital structure of the Corporation (including any redemption of Excess Stock pursuant to subsection (vii) hereof) as a result of which the number of shares of Common Stock held by an Exempt Person (as hereinafter defined in paragraph (f)(iv) below) would exceed such Exempt Person’s Share Exemption (as hereinafter defined in paragraph (f)(iv) below), then, except as otherwise provided in Article SIXTH, Section II(f) hereof, shares of the Class A Common Stock of such Exempt Person in excess of such Exempt Person’s Share Exemption (rounded up to the nearest whole shares) shall automatically and without further action be converted into an equal number of shares of Excess Stock, provided that if the conversion of all of such Exempt Person’s shares of Class A Common Stock into Excess Stock would not result in such Exempt Person’s aggregate Common Stock ownership being below such Exempt Person’s Share Exemption, then, after all of such Exempt Person’s shares of Class A Common Stock have been converted into Excess Stock, that number of such Exempt Person’s shares of Class B Common Stock sufficient to bring such Person’s aggregate Common Stock ownership below such Exempt Person’s Share Exemption shall automatically and without further action be converted into an equal number of shares of Excess Stock. Any such conversion shall be effective as of the close of business on the business day prior to the date of the purported transfer of Common Stock or the change in capital structure.

(ii) Ownership in Trust.  Upon any purported transfer of Common Stock that results in a conversion of Common Stock into Excess Stock pursuant to subsection (i) above, such shares of Excess Stock shall be deemed to have been transferred to the Corporation as trustee of a separate trust for the exclusive benefit of the Person or Persons to whom such Excess Stock can ultimately be transferred without violating the Share Ownership Limit. Shares of Excess Stock so held in trust shall be issued and outstanding Stock of the Corporation. The purported transferee of Excess Stock shall have no rights in such Excess Stock, except the right to designate a transferee of its interest in the trust created under this subsection (ii) upon the terms specified in subsection (vi) below. If any of the restrictions on transfer set forth in this Article SIXTH, Section II are determined to be void, invalid or unenforceable by virtue of any legal decision, statute, rule or regulation, then the intended transferee of any Excess Stock may be deemed, at the option of the Corporation, to have acted as an agent on behalf of the Corporation in acquiring the Excess Stock and to hold the Excess Stock on behalf of the Corporation.

(iii) Dividend Rights.  Excess Stock shall not be entitled to any dividends. Any dividend or distribution paid prior to the discovery by the Corporation that shares of Common Stock have been converted into Excess Stock shall be repaid to the Corporation upon demand, and any dividend or distribution declared but unpaid shall be rescinded as void ab initio with respect to such shares of Excess Stock. In the event any shareholder fails or refuses to repay to the Corporation upon demand any dividend or distribution improperly paid with respect to Common Stock which had been converted into Excess Stock, the Corporation shall have the right to offset the entire amount of such improper dividend or distribution against any future dividend, distribution or liquidation payment to which such shareholder otherwise would have been entitled.

(iv) Rights Upon Liquidation.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, the trustee holding any shares of Excess Stock shall be entitled to receive, ratably with each other holder of shares of Common Stock or Excess Stock, that portion of the assets of the Corporation available for distribution to the holders of Common Stock and Excess Stock as the number of shares of Excess Stock held by such holder bears to the total number of shares of Common Stock and Excess Stock then outstanding. The Corporation, as the holder of all Excess Stock in one or more trusts, or, if the Corporation shall have been dissolved, any trustee appointed by the Corporation prior to its dissolution, shall distribute to each transferee an interest in such a trust pursuant to subsection (ii) above, when determined, any assets received in any liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation in respect of the Excess Stock held in such trust and represented by the trust interest transferred to such transferee.

(v) Voting Rights.  Holders of shares of Excess Stock shall not be entitled to any voting rights with respect to such shares. The shares of Excess Stock will not be considered to be issued or outstanding for purposes of any Stockholder vote or for purposes of determining a quorum for such a vote. Subject to Rhode Island law, effective as of the date of any transfer of Common Stock (or any change in the capital structure of the Corporation) that results in a conversion into Excess Stock pursuant to subsection (i) above, any vote cast by the transferee of Excess Stock prior to the discovery by the Corporation that the shares of Common Stock are held in violation of the Share Ownership Limit shall be rescinded as void; provided, however, that if the Corporation has already taken irreversible corporate action, then such vote shall not be deemed rescinded. Notwithstanding the provisions of this Article SIXTH, Section II, until the Corporation has received notification that shares of Common Stock are held in violation of the Share Ownership Limit, the Corporation shall be entitled to rely on its share transfer and other shareholder records for purposes of preparing lists of shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of shareholders.

(vi) Restrictions on Transfer.  Excess Stock shall not be transferable. The purported transferee of any shares of Common Stock that are converted into Excess Stock pursuant to subsection (i) above may freely designate a transferee of the interest in the trust that represents such shares of Excess Stock, if (A) the shares of Excess Stock held in the trust and represented by the trust interest to be transferred would not be Excess Stock in the hands of the designated transferee of the trust interest and (B) the transferor of the trust interest does not receive a price for the trust interest in excess of (x) the price such transferor paid for the Stock in the purported transfer of Stock that resulted in the Excess Stock represented by the trust interest, or (y) if such transferor did not give value for such Common Stock (e.g., the shares were received through a gift, devise or other transaction) a price equal to the aggregate Market Price (as defined in subsection (vii) below) for all shares of the Common Stock that were converted into Excess Stock on the date of the purported transfer that resulted in the Excess Stock. No interest in a trust may be transferred unless the transferor of such interest has given advance notice to the Corporation of the intended transferee and the Corporation has agreed in writing to waive its redemption rights under subsection (vii) below. Upon the transfer of an interest in a trust in compliance with this subsection (vi), the corresponding shares of Excess Stock that are represented by the transferred interest in the trust shall be automatically converted into an equal number of Shares of Common Stock of the same class and series from which they were originally exchanged and such shares of Common Stock shall be transferred of record to the transferee of the interest in the trust. Upon any exchange of Excess Stock for Common Stock, the interest in the trust representing such Excess Stock shall automatically terminate.

(vii) Corporation’s Redemption Right.  All shares of Excess Stock shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (A) the price per share of Stock in the transaction that created such Excess Stock (or, in the case of devise or gift, the Market Price per share of such Common Stock at the time of such devise or gift) or (B) the Market Price per share of Common Stock of the class of Stock from which such Excess Stock was converted on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer at any time until the date ninety (90) days after the date on which the purported owner or transferee gives written notice to the Corporation of any event (including, without limitation, redemptions or repurchases of Common Stock by the Corporation) or any purported transfer that results in the exchange of Common Stock for Excess Stock and the nature and amount of all ownership interests, direct or indirect, of record or beneficial of such purported owner or transferee, or, if no such notice is given, the date the Board of Directors determines that a purported transfer resulting in the conversion of Common Stock into Excess Stock has been made. For purposes of this Article SIXTH, Section II, “Market Price” means for any share of Common Stock, the average daily per share closing sale price of a share of such Common Stock if shares of such Common Stock are listed on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation National Market System (the “NASDAQ NMS”), and if such shares are not so listed or quoted, the Market Price shall be the mean between the average per share closing bid prices and the average per share closing asked prices, in each case during the 10-day period ending on the business day prior to the redemption date, or if there have been no sales on a national securities exchange or on the NASDAQ NMS and no published bid and asked quotations with respect to shares of such Common Stock during such 10-day period, the Market Price shall be the price determined by the Board of Directors in good faith. The redemption payment (determined pursuant to the first sentence of this subsection (vii)) shall be paid to the transferee of the trust interest representing the redeemed Excess Stock on the date the Corporation elects to purchase the Excess Stock.

(f) Exceptions to Certain Ownership and Transfer Limitations.  The Share Ownership Limit set forth in paragraph (b) above shall not apply to the following shares of Common Stock:

(i) Subject to the provisions of paragraph (g) below, shares of Common Stock which the Board of Directors in its sole discretion may exempt from the Share Ownership Limit while owned by a Person who has provided the Corporation with evidence and assurances acceptable to the Board of Directors that the qualification of the Corporation as a REIT would not be jeopardized thereby.

(ii) Subject to the provisions of paragraph (g) below, shares of Common Stock acquired and held by an underwriter in a public offering of Common Stock, or in any transaction involving the issuance of Common Stock by the Corporation in which the Board of Directors determines that the underwriter or other person or party initially acquiring such Stock will make a timely distribution of such Stock to or among other holders such that, following such distribution, the Corporation will continue to be in compliance with the REIT Provisions.

(iii) Shares of Common Stock acquired pursuant to an all-cash tender offer made for all outstanding shares of Common Stock of the Corporation in conformity with applicable federal and state securities laws where not less than two-thirds (2/3) of the outstanding Common Stock of each class (not including Common Stock or securities convertible into Common Stock held by the tender offeror and/or any

“affiliates” or “associates” thereof within the meaning of the Securities Exchange Act of 1934, as amended) are duly tendered and accepted pursuant to the cash tender offer and where the tender offeror commits in such tender offer, if the tender offer is so accepted by the holders of such two-thirds (2/3) of the outstanding Common Stock of each class, as promptly as practicable thereafter to give any holders who did not accept such tender offer a reasonable opportunity to tender their Common Stock to the tender offeror at a price not less than the price per Share paid for Common Stock tendered pursuant to the tender offer.

(iv) Shares of Common Stock held by any Person (an “Exempt Person”) on the date of filing of these Restated Articles of Incorporation, that are in excess of the Share Ownership Limit; provided, however, that if at any time such Exempt Person holds shares of Common Stock less than the Share Ownership Limit, then such Exempt Person shall thereafter no longer be an Exempt Person. Each Exempt Person’s “Share Exemption” shall be the lesser of (A) the number of shares of Common Stock in excess of the Share Ownership Limit held by an Exempt Person on the date of filing of these Restated Articles of Incorporation and (B) the lowest number (ratably adjusted for stock splits, reverse stock splits and similar transactions) of shares of Common Stock in excess of the Share Ownership Limit held by such Exempt Person thereafter. No Exempt Person may acquire shares of Common Stock in excess of such Exempt Person’s Share Exemption. Any Person that, as a result of the acquisition of shares of Common Stock from an Exempt Person by gift, inheritance or in a transaction in which no consideration was exchanged, holds shares in excess of the Share Ownership Limit shall be deemed to be an Exempt Person, provided, however, that if at any time such Exempt Person holds shares of Common Stock less than the Share Ownership Limit, then such Exempt Person shall thereafter no longer be an Exempt Person.

(v) Shares of Common Stock issued by the Corporation pursuant to a stock split, stock dividend or similar transaction in respect of shares of Common Stock excepted from the Share Ownership Limit pursuant to subsection (iv) above.

(vi) In determining whether the Share Ownership Limit has been exceeded, shares of Common Stock held by any pension, profit-sharing or stock bonus plans qualified pursuant to Section 401(a) of the Code shall be treated as held directly by its beneficiaries in proportion to their actuarial interests in such plan and shall not be treated as held by such trust.

(vii) Any shares held by any Person that in the opinion of counsel to the Corporation will not be deemed to be an individual within the meaning of Section 542 of the Code as modified by Section 856(h) of the Code shall be excluded from the Share Ownership Limit.

(g) Authority to Revoke Exceptions to Limitations.  The Board of Directors, in its sole discretion may at any time revoke any exception pursuant to subsections (i), (ii) or (vii) of paragraph (f) above in the case of any shareholder, and upon such revocation, the provisions of paragraph (a) above shall immediately become applicable to such shareholder and to all Common Stock of which such shareholder may be the beneficial owner. A decision to exempt or refuse to exempt from the Share Ownership Limit the ownership of certain designated shares of Common Stock or to revoke an exemption previously granted shall be made by the Board of Directors in its sole discretion, based on any reason whatsoever, including, but not limited to, the preservation of the Corporation’s ability to qualify or qualification as a REIT.

(h) Controlling Provisions.  To the extent this Article SIXTH, Section II may be inconsistent with any other provision of this Charter, this Article SIXTH, Section II shall be controlling.

(i) Authority of the Board of Directors.  Subject to paragraph (j) below, nothing else contained in this Article SIXTH, Section II or in any other provision of this Charter shall limit the authority of the Board of Directors to take such action as it deems necessary or advisable to protect the Corporation and the interests of the shareholders by preservation of the Corporation’s ability to qualify or qualification as a REIT under the REIT Provisions. In applying the provisions of this Article SIXTH, Section II, the Board of Directors may take into account the lack of certainty in the REIT Provisions relating to the ownership of Common Stock that may prevent a corporation from qualifying as a REIT and may make interpretations concerning the Share

Ownership Limit, beneficial ownership and related matters on as conservative a basis as the Board of Directors deems advisable to minimize or eliminate uncertainty as to the Corporation’s qualification as a REIT. Notwithstanding any other provision of these Restated Articles of Incorporation, if the Board of Directors determines that it is no longer in the best interests of the Corporation and the shareholders for the Corporation to qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code.

(j) NASDAQ NMS or Stock Exchange.  Nothing in this Charter shall preclude the settlement of any transaction entered into through the facilities of NASDAQ NMS or any national or regional stock exchange. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article SIXTH, Section II and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article SIXTH, Section II.

(k) Enforcement.  The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article SIXTH, Section II.

(l) Non-Waiver.  No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

(m) Legend.  Each certificate for shares of Common Stock issued after the date of the filing of these Restated Articles of Incorporation with, and acceptance thereof by, the Secretary of State of the State of Rhode Island shall be endorsed with a legend summarizing the restrictions on ownership and transfer contained in this Article SIXTH, Section II or stating that the Corporation will furnish a full statement about certain restrictions on transferability to a shareholder on request and without charge.

III.  Indemnification

(a) A Director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of the Director’s duty as a Director, except for (i) liability for any breach of the Director’s duty of loyalty to the Corporation or its shareholders, (ii) liability for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) liability imposed pursuant to the provisions of Section 811 of the RIBCA, or (iv) liability for any transaction (other than transactions approved in accordance with Section 807 of the RIBCA) from which the Director derived an improper personal benefit. If the RIBCA is amended to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent so permitted. Any repeal or modification of this provision by the Corporation shall not adversely affect any right or protection of a Director of the Corporation existing prior to such repeal or modification.

(b) The Directors of the Corporation may include provisions in the By-laws, or may authorize agreements to be entered into with each Director, officer, employee or other agent of the Corporation (an “Indemnified Person”), for the purpose of indemnifying an Indemnified Person in the manner and to the extent permitted by the RIBCA. In addition to the authority conferred upon the Directors of the Corporation by the foregoing paragraph, the Directors of the Corporation may include provisions in its By-laws, or may authorize agreements to be entered into with each Indemnified Person, for the purpose of indemnifying such person in the manner and to the extent provided herein:

(i) The By-law provisions or agreements authorized hereby may provide that the Corporation shall, subject to the provisions of this Article, pay, on behalf of an Indemnified Person any Loss or Expenses arising from any claim or claims which are made against the Indemnified Person (whether individually or jointly with other Indemnified Persons) by reason of any Covered Act of the Indemnified Person.

(A) For the purposes of this Article, when used herein:

“Covered Act” means any act or omission of an Indemnified Person in the Indemnified Person’s official capacity with the Corporation and while serving as such or while serving at the request of the Corporation as a member of the governing body, officer, employee or agent of another corporation, including, but not limited to corporations which are subsidiaries or affiliates of the Corporation, partnership, joint venture, trust, other enterprise or employee benefit plan.

“Directors” means any or all of the directors of the Corporation or those one or more shareholders or other persons who are exercising any powers normally vested in the board of directors;

“Expenses” means any expenses incurred in connection with the defense against any claim for Covered Acts, including, without being limited to, legal, accounting or investigative fees and expenses or bonds necessary to pursue an appeal of an adverse judgment; and

“Loss” means any amount, which an Indemnified Person is legally obligated to pay for any claim for Covered Acts and shall include, without being limited to, damages, settlements, fines, penalties or, with respect to employee benefit plans, excise taxes;

(ii) The By-law provisions or agreements authorized hereby may cover Loss or Expenses arising from any claims made against a retired Indemnified Person, the estate, heirs or legal representative of a deceased Indemnified Person or the legal representative of an incompetent, insolvent or bankrupt Indemnified Person, where the Indemnified Person was an Indemnified Person at the time the Covered Act upon which such claims are based occurred.

(iii) Any By-law provisions or agreements authorized hereby may provide for the advancement of Expenses to an Indemnified Person prior to the final disposition of any action, suit or proceeding, or any appeal therefrom, involving such Indemnified Person and based on the alleged commission by such Indemnified Person of a Covered Act, subject to an undertaking by or on behalf of such Indemnified Person to repay the same to the Corporation if the Covered Act involves a claim for which indemnification is not permitted under subsection (iv) below, and the final disposition of such action, suit, proceeding or appeal results in an adjudication adverse to such Indemnified Person.

(iv) The By-law provisions or agreements authorized hereby may not indemnify an Indemnified Person from and against any Loss, and the Corporation shall not reimburse for any Expenses, in connection with any claim or claims made against an Indemnified Person which the Corporation has determined to have resulted from: (1) any breach of the Indemnified Person’s duty of loyalty to the Corporation or its shareholders; (2) acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law; (3) action contravening Section 811 of the RIBCA; or (4) a transaction (other than a transaction approved in accordance with Section 807 of the RICBA) from which the person seeking indemnification derived an improper personal benefit.

(v) The agreements authorized hereby may contain such other terms and conditions, consistent with the provisions of this section, as the Board of Directors determines to be necessary or desirable.

IV.	Limitation of Liability

To the fullest extent permitted under the RIBCA as in effect on the date of filing these Restated Articles of Incorporation or as the RICBA is thereafter amended from time to time, no Director or officer of the Corporation shall be liable to the Corporation or its shareholders for money damages. Neither the amendment or the repeal of this Article, nor the adoption of any other provision in this Charter inconsistent with this Article, shall eliminate or reduce the protection afforded by this Article to a Director or officer of the Corporation with respect to any matter which occurred, or any cause of action, suit or claim which but for this Article would have accrued or arisen, prior to such amendment, repeal or adoption.

V.	Action by Written Consent

Pursuant to Section 7-1.2-707(b)(1) of the RICBA, and except for actions pursuant to Section 7-1.2-1002, 7-1.2-1102 of the RICBA, whenever the vote of the shareholders at a meeting thereof is required or permitted to be taken for and in connection with any corporate action, such action may be taken without a meeting by the written consent of less than all the shareholders entitled to vote thereon if the shareholders who so consent would be entitled to cast at least the minimum number of votes which would be required to take such action at a meeting at which all shareholders entitled to vote thereon are present. Prompt notice of such action so taken shall be given to all shareholders who would have been entitled to vote upon the action if such meeting were held.

VI.	Miscellaneous

(a) Severability.  The provisions of this Charter are severable, and if the Board of Directors shall determine that any one or more of such provisions are in conflict with the REIT Provisions, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of this Charter, even without any amendment of this Charter pursuant to paragraph (b) below, provided, however, that such determination by the Board of Directors shall not affect or impair any of the remaining provisions of this Charter or render invalid or improper any action taken or omitted prior to such determination. No Director shall be liable for making or failing to make such a determination. If any provision of this Charter or any application of such provision shall be held invalid or unenforceable by any federal or state court having jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction, and the validity of the remaining provisions of this Charter shall not be affected. Other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

(b) Amendment.  This Charter may be amended from time to time in accordance with Section 7-1.2-903 of the RICBA (or any successor provision thereof), provided that no amendment of the provisions of this Charter affecting the rights or privileges of the Class A Common Stock or the Class B Common Stock shall be effective except by vote of a majority of the shares (or such greater amount as shall be required by statute) of the affected class.

APPENDIX C

PARTICIPANT INFORMATION

Capital Properties, Inc. (the “Company”), its directors and officers are “Participants,” as such term is defined under applicable Securities and Exchange Commission rules, in a solicitation of proxies in connection with the Company’s upcoming special meeting of shareholders. Each of the Participants in the solicitation are listed below, together with the number of shares of the Company’s common stock beneficially owned by each of these persons as of September 15, 2008. Except as indicated below, none of the persons listed below owns any shares of the Company’s common stock of record that such person does not own beneficially.

DIRECTORS, OFFICERS AND CERTAIN EMPLOYEES

		Shares of Common
Name	Title	Stock Owned*

Robert H. Eder(a)	Chairman, President and Chief Executive Officer	1,726,710
Barbara J. Dreyer	Treasurer	6,600
Todd D. Turcotte	Vice President of the Company, President of Capital Terminal Company and Director	100
Alfred J. Corso	Director	1,013
Roy J. Nirschel	Director	101
Harris N. Rosen(b)	Director	5,060

*	If applicable, shares of common stock owned includes shares owned by the spouse, children and certain other relatives of the director, officer or employee, as well as shares held by trusts of which the person is a trustee or in which he or she has a beneficial interest.

(a)	Robert H. Eder and his spouse, Linda Eder, each hold 863,355 shares of the Company’s Common Stock.

(b)	Held by spouse.

INFORMATION REGARDING TRANSACTIONS IN OUR SECURITIES BY PARTICIPANTS

The following table sets forth information regarding purchases and sales during the past two years of shares of the Company’s common stock by the Participants. No part of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date of Transaction	Number of Shares

Roy J. Nirschel	N/A	1	(a)
Alfred Corso	N/A	13	(a)
Todd D. Turcotte	02/25/08	100	(b)
Roy J. Nirschel	02/16/07	100	(b)
Alfred J. Corso	08/28/06	1,000	(b)
Harris N. Rosen	08/17/06	1,000	(b)

(a)	Purchase through dividend reinvestment plan.

(b)	Open market purchase.

C-1

MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS

Except as described in this Appendix C or otherwise disclosed in this Proxy Statement, to the best of the Company’s knowledge, no “associate,” as such term is defined under Rule 14a-1a of the Securities Exchange Act of 1934, of any Participant beneficially owns any shares of common stock or other securities of the Company. Furthermore, to the best of the Company’s knowledge, no Participant or any of his or her associates, is either a party to any transactions or series of similar transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction or series of similar transactions (i) in which the Company was or is to be a party, (ii) in which the amount involved exceeds $120,000, and (iii) in which any such person or any of his or her associates had or will have, a direct or indirect material interest.

To the best of the Company’s knowledge, except as described in this Appendix C or as otherwise disclosed in this Proxy, no Participant, or any of his or her associates has entered into any agreement or understanding with any person respecting any future employment by the Company or any future transactions to which the Company will or may be a party. To the best of the Company’s knowledge, no Participant is a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as described in this Appendix C or as otherwise disclosed in this Proxy Statement, to the best of the Company’s knowledge, no Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting.

No Participant has during the last ten years been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

C-2

CAPITAL PROPERTIES, INC.
Special Meeting of Shareholders
     The undersigned, whose signature appears below, hereby appoints ROBERT H. EDER and STEPHEN J. CARLOTTI, and each of them (with the full power of substitution and with all the powers the undersigned would possess if personally present), the proxies of the undersigned, and hereby authorizes them to represent and to vote for the undersigned all the Capital Properties, Inc. (the “Company”) Common Shares held of record on October 10, 2008 at the special meeting of shareholders to be held on Friday, November 21, 2008 at 2:00 p.m. at the offices of Hinckley. Allen & Snyder LLP, 50 Kennedy Plaza, Suite 1500, Providence, Rhode Island 02903, and at any adjournments thereof, as follows:

1. To approve an amendment to the Company’s Articles of Incorporation, subject to shareholder approval of proposal 2 below, which will authorize a seventy-five to one (75-1) reverse stock split of the Company’s common stock and a cash payment per share for resulting fractional shares equal to $25.00 (the “Reverse Stock Split”).

FOR ☐	AGAINST ☐	ABSTAIN ☐

2. To grant the Board of Directors the authority to implement the Reverse Stock Split in its sole discretion to be exercised, if at all, at any time within ninety (90) days following approval of the Reverse Stock Split without further approval or authorization of the Company’s shareholders.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3. To amend and restate the Company’s Articles of Incorporation to create a new class of common stock of the Company to be designated Class B Common Stock, $0.01 par value per share, increase the number of authorized shares of Class A Common Stock from 6,000,000 to 10,000,000 and provide for certain transfer and ownership restrictions as set forth therein and provide for certain transfer and ownership restrictions as set forth therein.
FOR ☐	AGAINST ☐	ABSTAIN ☐

4. In their discretion, upon such other matters as may properly come before the meeting.

THE PROXY REPRESENTED BY THIS PROXY CARD, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS SET FORTH ABOVE.
IF BOTH THE PROXIES SHALL BE PRESENT IN PERSON OR BY SUBSTITUTE, EITHER OF THE PROXIES SO PRESENT AND VOTING SHALL HAVE AND MAY EXERCISE ALL THE POWERS HEREBY GRANTED.

PLEASE DATE, SIGN AND RETURN THIS PROXY

Dated:	Signed:

(Sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian or in a corporate capacity, please give full title as such. In case of joint tenants or multiple owners, each party must sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY